Exhibit 10.2
EXECUTION COPY
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TRUST AGREEMENT
by and between
CONTINGENT SETTLEMENTS I, LLC,
as the Trust Depositor
and
WILMINGTON TRUST COMPANY,
as Trustee
Dated as of April 12, 2011

Structured Settlement Trust 2011-A
Class A Note and Residual Interest Certificate

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TABLE OF CONTENTS
(continued)

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TABLE OF CONTENTS
(continued)

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TRUST AGREEMENT
          THIS TRUST AGREEMENT (such agreement as amended, modified, waived, supplemented or restated from time to time in accordance with the terms hereof, this “Agreement”), of the STRUCTURED SETTLEMENT TRUST 2011-A, a Delaware statutory trust (the “Trust”), dated as of April 12, 2011, is between CONTINGENT SETTLEMENTS I, LLC, a Georgia limited liability company, as trust depositor (the “Trust Depositor”), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Trustee (the “Trustee”).
R E C I T A L S
          WHEREAS, the Trust Depositor has created the Trust and desires to sell to the Trust certain Assets (as defined below);
          WHEREAS, the Trust Depositor desires to appoint the Trustee as the trustee of the Trust; and
          WHEREAS, the Trustee is willing to serve as the trustee of the Trust, subject to the terms and conditions hereof.
          NOW, THEREFORE, based upon the above recitals, the mutual promises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
DEFINITIONS
          Section 1.01 Definitions.
          For all purposes of this Agreement, except as otherwise expressly provided below or unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase and Contribution Agreement, dated as of the Closing Date (the “Receivables Purchase Agreement”), between the Trust Depositor and the Originator. All other capitalized terms used herein shall have the meanings specified herein or below.
“Accounts” means the Payment Account, the Cash Reserve Account and the Lockbox Account.
“Affiliate” of any specified Person means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director or officer of such Person; provided that for purposes of determining whether any Asset is an Eligible Receivable or any annuity provider or other obligor on an Asset is an Eligible Annuity Provider or Obligor under the terms of the Receivables Purchase Agreement, the term Affiliate shall not include any Affiliate relationship which may exist solely as a result of direct or indirect ownership of, or control by, a common owner which is a financial institution, fund or other investment vehicle
Structured Settlement Trust 2011-A
Trust Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
which is in the business of making diversified investments including investments independent from the Assets. For the purposes of this definition, “control” (including the terms “controlling,” “controlled by” and “under common control with”), when used with respect to any specified Person means the possession, direct or indirect, of the power to vote 25% or more of the voting securities of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. The Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of such Trustee has actual knowledge to the contrary.
“Applicable Law” means, for any Person or property of such Person, all existing and future applicable laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority (including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.
“Assets” means all Receivables and Related Property sold by the Originator to the Trust Depositor under the Receivables Purchase Agreement, and from the Trust Depositor to the Trust under this Agreement.
“Back-up Servicer” means Imperial Finance & Trading, LLC, or any successor thereto.
“Back-up Servicing Agreement” means the Back-up Servicing Agreement dated as of the Closing Date between the Back-up Servicer, the Servicer and the Trust.
“Back-up Servicing Fee” means, for any Distribution Date, 1/12th of [*]% of the Discounted Receivables Balance as of such Distribution Date.
“Bankruptcy Action” has the meaning given to such term in Section 4.03 of this Agreement.
“Business Day” means any day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in the cities of New York, New York and Wilmington, Delaware are authorized or obligated by law or executive order to be closed.
“Cash Purchase Price” has the meaning given thereto in the Receivables Purchase Agreement.
“Cash Reserve Account” has the meaning given thereto in the Section 5.01, located at Wilmington Trust Company, 1100 North Market Street, Wilmington DE, 19890-0001, ABA Number               , Account No.
“Certificate of Trust” shall mean a certificate of trust duly executed in the form of Exhibit D attached hereto.
“Class A Note” means the Class A Note (or each Class A Note, if there is more than one Class A Note) executed and authenticated by the Trustee in the form of Exhibit B attached hereto,

evidencing the right to receive the payment obligations of the Trust in respect of the Principal Amount of such Class A Note, Fixed Interest on the Principal Amount of such Class A Note and Contingent Interest on such Class A Note, payable from the Class A Payments on the Assets received by the Trust.
“Class A Noteholder” means Beacon Annuity Fund, LP, or any successor thereto.
“Class A Payment” means each scheduled payment on an Asset that is scheduled to occur prior to the seventeenth (17th) anniversary of the date upon which such Asset was purchased by the Trust from the Trust Depositor pursuant to this Agreement.
“Class A Payoff Date” means the later of (i) the date upon which the Class A Target Condition is satisfied and (ii) the date upon which the Trust has received and the Trustee has distributed each scheduled Class A Payment pursuant to Section 5.02, regardless of the due date for any such Class A Payment.
“Class A Target Condition” means, at any time after the Purchase Commitment Termination Date, when the Trustee has distributed to the Class A Noteholder (or to the Holders of the Class A Notes, if there is more than one Class A Note): (i) amounts sufficient to reduce the outstanding Principal Amount of the Class A Note held by such Holder to zero, and (ii) all Fixed Interest due and owing in respect of the Class A Note held by such Holder.
“Closing Date” means April 12, 2011.
“Code” has the meaning given thereto in the Section 3.10.
“Collateral” means, collectively (subject to any Permitted Liens), all of the Trust Depositor’s right, title and interest in and to all accounts, cash and currency, chattel paper, electronic chattel paper, tangible chattel paper, copyrights, copyright licenses, equipment, fixtures, general intangibles, instruments, commercial tort claims, deposit accounts, inventory, investment property, letter of credit rights, software, supporting obligations, accessions, and other property consisting of, arising out of, or related to (i) the Assets and all other assets included or to be included from time to time in such collateral, whether now existing or hereafter arising or acquired, as it may exist from time to time; (ii) the Accounts and all amounts deposited therein or credited thereto, Permitted Investments purchased with funds or deposited in such accounts, and all income from the investments of funds held therein; and (iii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing. Notwithstanding the foregoing, the term “Collateral” shall not include any Split Payments, or Term Certain Periodic Payments owned or receivable by the Trust Depositor or the Trust.

“Commission” means the United States Securities and Exchange Commission.
“Contingent Interest” means, with respect to any Distribution Date and the Class A Note (or the Class A Notes, if there is more than one Class A Note), all remaining amounts in the Payment Account in respect of Class A Payments (if any) after payment of the amounts referenced in Section 5.02(a)(i)-(v)(b).
“Controlling Noteholder” means, for the period commencing on the Closing Date and ending on the Class A Payoff Date, the Class A Noteholder (or, if there is more than one Holder of such class, a majority of the Percentage Interests of such class), and thereafter, the Residual Interest Holder, in each case, together with their respective successors and permitted assigns.
“Corporate Trust Office” means, with respect to the Trustee, the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which offices at the date of the execution of this Agreement are located at the addresses set forth in Section 11.04(a).
“Distribution Date” means the seventeenth (17th) day of each month (or if such day is not a Business Day, the next succeeding Business Day), commencing in June 2011.
“Event of Default” means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
          (i) failure on the part of the Originator to make any payment or deposit required under the Receivables Purchase Agreement within two (2) Business Days after the date such payment or deposit is required to be made by the Originator;
          (ii) failure on the part of the Trustee to make any payment or deposit required under Section 5.02 (to the extent there are available funds in the Payment Account to make such payments or deposits) or Section 6.04 (to the extent there are available funds in the Payment Account or Accounts, as applicable, to make such payments or deposits) within three (3) Business Days after the date such payment or deposit is required to be made by the Trustee;
          (iii) a default in the observance or performance in any material respect of any covenant or agreement of Originator or the Trust Depositor made in the Receivables Purchase Agreement or by the Originator, Trust Depositor or the Trust in this Agreement, and such default has a Material Adverse Effect, which default continues unremedied for a period of thirty (30) days after the first to occur of (i) actual knowledge thereof by a Responsible Officer of the Originator, the Trustee or the Trust Depositor, as applicable, or (ii) the delivery to the Trustee by the Controlling Noteholder a notice specifying such default and requiring it to be remedied and stating that such notice is a notice of default hereunder;

          (iv) any representation, warranty, certification or written statement of the Originator or the Trust Depositor in the Receivables Purchase Agreement or of the Originator, Trust Depositor or Trustee (on behalf of the Trust) in this Agreement shall prove to have been incorrect in any material respect when made, and such incorrect representation, warranty, certification or written statement has a Material Adverse Effect, which default continues unremedied for a period of thirty (30) days after the first to occur of (i) actual knowledge thereof by a Responsible Officer of the Originator, the Trustee or the Trust Depositor, as applicable, or (ii) the delivery to the Trustee by the Controlling Noteholder a notice specifying such incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; provided that, for the avoidance of doubt, if any representation or warranty of the Originator under the Receivables Purchase Agreement that relates to a Transferred Asset shall prove to have been incorrect when made, as long as the Trust Depositor complies with its repurchase or substitution obligations under Section 2.05(b) hereof and the Originator complies with its repurchase or substitution obligations under Section 5.01(m) of the Receivables Purchase Agreement, no Event of Default shall occur or be deemed to occur as a consequence of any such false or incorrect representation or warranty;
          (v) there occurs the filing or issuance of a decree or order for relief by a court having jurisdiction in the premises in respect of the Trust Depositor, the Trustee (on behalf of the Trust) or any material part of the Collateral in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Trust Depositor, the Trust or for any material part of the Collateral, or ordering the winding-up or liquidation of the Trust Depositor’s or the Trust’s affairs, and such decree or order shall remain unstayed and in effect for a period of thirty (30) consecutive days;
          (vi) there occurs the commencement by the Trust Depositor or the Trust of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Trust Depositor or the Trust to the entry of an order for relief in an involuntary case under any such law, or the consent by the Trust Depositor or the Trust to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Trust Depositor or the Trust or for any part of the Collateral, or the making by the Trust Depositor or the Trust of any general assignment for the benefit of creditors, or the failure by the Trust Depositor or the Trust generally to pay its debts as such debts become due, or the taking of any action by the Trust Depositor or the Trust in furtherance of any of the foregoing;
          (vii) solely if Imperial Finance & Trading, LLC or any of its Affiliates is the Servicer, a “Servicer Default” under the Servicing Agreement (if such failure is not cured in a timely manner in accordance with the provisions of the Servicing Agreement);
          (viii) there occurs a material default on the part of the Back-up Servicer in the performance of its obligations under the Back-up Servicing Agreement that is not cured within thirty (30) days;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
          (ix) the Trustee, on behalf of the Class A Noteholder, shall fail to have a valid and perfected first priority security interest in the Collateral (pursuant to the Security Agreement) except as otherwise expressly permitted to be released in accordance with this Agreement and the Security Agreement, and such failure to have a perfected first priority security interest shall have a Material Adverse Effect;
          (ix) any of the Trust, the Collateral or the arrangements contemplated by the Transaction Documents is required to be registered as an “investment company” under the 1940 Act; or
          (x) on or prior to the [*] ([*]nd) anniversary of the Closing Date, the Class A Target Condition shall not have been satisfied.
“Fee Letter” means that certain Fee Letter, dated as of the Closing Date, among the Servicer, the Back-up Servicer, the Trustee, the Class A Noteholder and the Originator.
“Fixed Interest” means, with respect to any Class A Note, simple interest payable at the rate of 3.0% per annum (calculated on the basis of a 360-day year comprised of twelve 30-day months) on the Principal Amount thereof.
“Georgia Security Agreement” means the Security Agreement dated as of April 12, 2011 entered into by the Trust Depositor in favor of the Trust.
“Governmental Authority” means, with respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person or its property.
“Highest Required Investment Category” means (a) with respect to ratings assigned by Moody’s, “Aa2” or “P-1” for one-month instruments, “Aa2” and “P-1” for three-month instruments, “Aa2” and “P-1” for six-month instruments and “Aaa” and “P-1” for instruments with a term in excess of six-months, and (b) with respect to rating assigned by S&P, “A-1” for short-term instruments and “AAA” for long-term instruments.
“Holder” means with respect to the Class A Note (or each Class A Note, if there is more than one Class A Note) or the Residual Interest Certificate, the Person in whose name such Class A Note or Residual Interest Certificate, as applicable, is registered in the Register.
“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing (including any UCC financing statement or any similar instrument filed against any of the assets or properties of a Person).

“Liquidation Value” means, (a) with respect to the Class A Note (or each Class A Note, if there is more than one Class A Note), the sum of the Discounted Receivables Balances for each Receivable, and (b) with respect to the Residual Interest Certificate, the sum of the present values of all remaining Residual Interest Payments, to be calculated, for each Residual Interest Payment, as follows: the product obtained by multiplying (i) the scheduled amount of such Residual Interest Payment (net of any Split Payment obligations associated therewith), (ii) the Survival Probability relating to such Residual Interest Payment and (iii) the Discount Factor relating to such Residual Interest Payment.
“Lockbox Account” means that certain lockbox account located at the Lockbox Bank and established by the Trust Depositor for the purpose of receiving payments on the Assets, which will be addressed to “Contingent Settlements I, LLC, P.O. Box 116238, Atlanta, GA 30368-6238” or directly deposited into such account, No.              with the Lockbox Bank.
“Lockbox Agreement” means the “Restricted (Blocked) Account Agreement” entered into between the Trust and the Lockbox Bank.
“Lockbox Bank” means SunTrust Bank, or any successor thereto.
“Material Adverse Effect” means the occurrence or existence of any event or condition which has a material adverse effect on (a) the Trust’s right, title and interest in and to the Assets, (b) the amount or timing of Scheduled Payments to be made to the Trust on the Assets, or the collectibility thereof or (c) the Trust Depositor’s ability to perform its obligations under this Agreement.
“Monthly Report” has the meaning given to such term in Section 5.04(b).
“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.
“Note Purchase Agreement” means the Note Purchase Agreement dated as of the Closing Date, by and among the Trust, the Trustee, the Trust Depositor and the Class A Noteholder.
“Opinion of Counsel” means a written opinion of outside counsel for the Trust, the Trustee, the Trust Depositor or the Servicer, including any counsel reasonably acceptable to the Controlling Noteholder, as the case may be.
“Originator” means Washington Square Financial, LLC, or any successor thereto.
“Payment Account” has the meaning given to such term in Section 5.01 of this Agreement, located at Wilmington Trust Company, 1100 North Market Street, Wilmington DE, 19890-0001, ABA Number                 , Account No.
“Percentage Interest” means, with respect to a Class A Note, the percentage set forth on the face thereof.
“Permitted Investments” means negotiable instruments or securities or other investments (a) which, except in the case of demand or time deposits and investments in money market funds are represented by instruments in bearer or registered form or ownership of which is represented by book entries by a clearing agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank which hold such investments on behalf of their customers, (b) that, as of any date of determination, mature by their terms on or prior to the Distribution Date immediately following such date of determination, and (c) that evidence: (i) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States); (ii) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Trust’s investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from Moody’s and S&P in the Highest Required Investment Category granted by Moody’s and S&P; (iii) corporate, non-extendable commercial paper that has a rating from Moody’s and S&P of “P 1” and “A-1” respectively; (iv) demand deposits, time deposits or certificates of deposit that are fully insured by the Federal Deposit Insurance Corporation and either have a rating on their certificates of deposit or short-term deposits from Moody’s and S&P of “P 1” and “A-1” respectively; (v) notes that are payable on demand or bankers’ acceptances issued by any depository institution or trust company referred to in clause (ii) above; (vi) investments in taxable money market funds or other regulated investment companies having, at the time of the Trust’s investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from Moody’s or S&P; (vii) time deposits (having maturities of not more than ninety (90) days) by an entity the commercial paper of which has, at the time of the Trust’s investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by Moody’s and S&P; or (viii) any negotiable instruments or securities or other investments subject to satisfaction of the Controlling Noteholder. Permitted Investments shall not include any instrument, security or investment (1) that was purchased at a price (excluding accrued interest) in excess of 100% of par, (2) that is subject to substantial non-credit risk as determined by the Controlling Noteholder in its reasonable business judgment, (3) that is subject to a tender offer or other offer to exchange such instruments, security or investment for cash or another instrument, security or investment, (4) that is an interest only security or structured finance security or (5) that is subject to withholding tax if owned by the Trust (unless the issuer thereof is required to make “gross up” payments to the Trust covering the full amount of withholding tax).
“Permitted Liens” means with respect to the interest of the Originator, the Trust Depositor and the Trust in the Assets included in the Collateral: (a) Liens in favor of the Trust Depositor created pursuant to the Receivables Purchase Agreement and transferred to the Trust pursuant hereto, (b) Liens, if any, which have priority over first priority perfected security interests in the Assets or any portion thereof under the UCC or any other Applicable Law and (c) Liens for state, municipal and other local taxes if such taxes shall not at the time be due and payable or the validity or amount thereof is currently being contested by an appropriate Person in good faith by appropriate proceeding.
“Person” means any individual, corporation, estate, partnership, business or trust, limited liability company, sole proprietorship, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof or other entity.
“PFSC” means Portfolio Financial Servicing Company, a Delaware corporation.
“Principal Amount” means, with respect to any Class A Note, the outstanding amount of “Advances” made by the Holder of such Class A Note to the Trust under the Note Purchase Agreement, as reduced from time to time in accordance with distributions made in respect of principal (if any) to such Holder pursuant to Section 5.02.
“Priority of Payments” means, collectively, the payments made by the Trustee from the Cash Reserve Account and/or the Payment Account on each Distribution Date in accordance with Section 5.02.
“Record Date” means the last Business Day of the month immediately preceding the applicable Distribution Date.
“Register” means the Register established and maintained by the Registrar in accordance with this Agreement.
“Registrar” means, initially, the Trustee, and thereafter, any successor appointed pursuant to this Agreement.
“Related Property” means, with respect to any Receivable, the interest of the Originator, the Trust Depositor or the Trust under such Receivable in any property or other assets designated and pledged as collateral pursuant to any Transaction Document to secure repayment of such Receivable, including all proceeds from any sale or other disposition of such property or other assets.
“Required Cash Reserve Amount” means the maximum Trustee Fees, Back-up Servicing Fees and Servicing Fees predicted to occur within the next year, as reasonably determined by the Trust Depositor (and approved by the Controlling Noteholder). As of the initial Purchase Date, the Required Cash Reserve Amount shall be $29,000.
“Residual Interest Certificate” means the trust certificate executed and authenticated by the Trustee in the form of Exhibit A attached hereto and evidencing the right to receive: (i) on each Distribution Date, any funds remaining in the Payment Account after the distributions set forth in Section 5.02(a)(i)-(v) (exclusive of any amounts in respect of Term Certain Periodic Payments and Split Payments, which will be distributed pursuant to Section 5.02(e)), and (ii) after the Class A Payoff Date, all funds remaining in the Accounts and/or the Trust Estate that are not required to pay expenses of the Trust (including the termination thereof).
“Residual Interest Holder” means Contingent Settlements I, LLC.
“Residual Interest Payment” means each scheduled payment on an Asset that is scheduled to occur on or after the seventeenth (17th) anniversary of the date upon which such Asset was purchased by the Trust from the Trust Depositor pursuant to this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
“Responsible Officer” means, when used with respect to (a) the Trust or the Trustee, any officer assigned to the Trustee’s Corporate Trust Office having direct responsibility for the administration of this Agreement, including any Chief Executive Officer, President, Executive Vice President, Vice President, Assistant Vice President, Secretary, any Assistant Secretary, trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer of the Trustee to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and (b) the Trust Depositor, the Originator or the Servicer, the Chief Executive Officer, the Chief Investment Officer, the Chief Credit Officer, the Chief Financial Officer or any Managing Director thereof (and in the case of the Servicer, a Person who is also a Servicing Officer of such Person or of the designated manager of such Person, as applicable).
“Securities Act” means the Securities Act of 1933, as amended.
“Security Agreement” means the Security Agreement dated as of April 12, 2011 entered into by the Trust in favor of the Class A Noteholder.
“Secretary of State” has the meaning given to such term in Section 2.02 of this Agreement.
“Servicer” means PFSC or any successor thereto.
“Servicer Default” means the occurrence of any event listed in Section 5.2.1 of the Servicing Agreement that is continuing.
“Servicing Agreement” means the Servicing Agreement dated as of the Closing Date, between the Servicer and the Trust.
“Servicing Fee” means, for any Distribution Date, 1/12th of [*]% of the Discounted Receivables Balance as of such Distribution Date.
“Servicing Officer” means any officer of the Servicer involved in, or responsible for, the administration and servicing of Assets whose name appears on a list of servicing officers appearing in a secretary’s certificate (or certificate of another officer of the Servicer) furnished to the Trustee by the Servicer, as the same may be amended from time to time.
“Split Payment Account” means the account established by the Trust Depositor for receipt of funds in respect of Split Payments from the Trustee (at the direction of Servicer) pursuant to Section 5.02(e), located at SunTrust Bank, Mail Code FL-WPBeach-1024, 501 South Flagler Drive, 2nd Floor, West Palm Beach, FL 33401, Account No.
“Statutory Trust Statute” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. §§ 3801 et seq., as the same may be amended from time to time.
“Transaction Documents” means the Receivables Purchase Agreement, the Note Purchase Agreement, the Georgia Security Agreement, the Security Agreement, the Servicing Agreement,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
the Back-up Servicing Agreement, the Fee Letter, each Class A Note, the Residual Interest Certificate, the Limited Liability Company Agreement of the Trust Depositor, the Lockbox Agreement and this Agreement.
“Trust Estate” means all right, title and interest of the Trust in and to the Assets and all other property and rights assigned to the Trust pursuant to the Transaction Documents, all funds on deposit from time to time in the Accounts and all other property of the Trust from time to time, including any rights of the Trustee and the Trust pursuant to the Transaction Documents.
“Trustee Fee” means, for any Distribution Date, 1/12th of [*]% of the Discounted Receivables Balance as of such Distribution Date.
“UCC” means the Uniform Commercial Code, as amended from time to time, as in effect in the State of Delaware.
          Section 1.02 Other Terms.
          All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States. The symbol “$” shall mean the lawful currency of the United States of America. All terms used in Article 9 of the UCC in the State of Delaware, and not specifically defined herein, are used herein as defined in such Article 9.
          Section 1.03 Computation of Time Periods.
          Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each mean “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date”.
          Section 1.04 Interpretation.
          In this Agreement, unless a contrary intention appears:
          (i) the singular number includes the plural number and vice versa;
          (ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;
          (iii) reference to any gender includes each other gender;
          (iv) reference to day or days without further qualification means calendar days;
          (v) unless otherwise stated, reference to any time means New York, New York time;

          (vi) references to “writing” include printing, typing, lithography, electronic or other means of reproducing words in a visible form;
          (vii) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, supplemented, replaced, restated, waived or extended and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; and
          (viii) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any Section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision.
          Section 1.05 References.
          All Section references (including references to the Preamble), unless otherwise indicated, shall be to Sections (and the Preamble) in this Agreement.
ARTICLE II
ORGANIZATION
          Section 2.01 Name.
          The Trust created hereby shall be known as “Structured Settlement Trust 2011-A,” in which name the Trust shall have power and authority and is hereby authorized and empowered, without the need for further action on the part of the Trust, and the Trustee shall have power and authority, and is hereby authorized and empowered, to conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued, all on behalf of the Trust.
          Section 2.02 Office.
          The office of the Trust shall be in care of the Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Trustee may designate by notice to the Holders and the Trust Depositor. The Trust shall constitute a statutory trust under the meaning of Section 3801(g) of the Statutory Trust Statute, for which the Trustee has filed a Certificate of Trust with the Secretary of State of the State of Delaware (the “Secretary of State”) pursuant to Section 3810(a) of the Statutory Trust Statute. The execution and filing of the Certificate of Trust by the Trustee is hereby ratified, authorized and approved. The Trustee shall have power and authority, and is hereby authorized and empowered, to execute and file with the Secretary of State any other certificate or document required or permitted under the Statutory Trust Statute to be filed with the Secretary of State. It is the intention of the parties hereto that this Agreement constitute the governing instrument of such statutory Trust.
          Section 2.03 Purposes and Powers.
          The purpose of the Trust is, and the Trust shall have the power and authority and is hereby authorized and empowered, without the need for further action on the part of the Trust, and the Trustee shall have power and authority, and is hereby authorized and empowered, in the name and on behalf of the Trust, to do or cause to be done all acts and things necessary, appropriate or convenient to cause the Trust, to engage in the following activities:
          (a) to execute and deliver the Transaction Documents to which it is a party;
          (b) to execute, authenticate, deliver, and issue from time to time the Class A Note (or each Class A Note, if there is more than one Class A Note) (each, substantially in the form of Exhibit B hereto) and the Residual Interest Certificate (substantially in the form of Exhibit A) pursuant to this Agreement and to issue and record any transfers thereof pursuant to this Agreement and the other Transaction Documents;
          (c) with the proceeds of the issuance of the Class A Note (or each Class A Note, if there is more than one Class A Note), to purchase the Assets from the Trust Depositor pursuant to this Agreement, to pay the organizational, start-up and transactional expenses of the Trust and to fund the Accounts then permitted or required to be funded pursuant to Article V of this Agreement;
          (d) as permitted under the Transaction Documents, to purchase, acquire, own, hold, receive, exercise rights and remedies with respect to, sell, transfer and dispose of, the Trust Estate or any portion thereof;
          (e) to assign, grant, transfer, pledge, mortgage, convey and grant a security interest in the Trust Estate and to hold, manage, transfer and distribute to the Holders pursuant to the terms of this Agreement and the Receivables Purchase Agreement any portion of the Trust Estate released from the lien of, and remitted to the Trust pursuant to this Agreement;
          (f) to enter into, execute, deliver and perform its obligations under the Transaction Documents to which it is to be a party and to exercise its rights and remedies thereunder;
          (g) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with the conservation of the Trust Estate and the making of distributions to the Holders and others specified in the Transaction Documents; and
          (h) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.
          The Trust is hereby authorized to engage in the foregoing activities. With respect to clause (h) above, the exercise of rights or remedies by the Trustee pursuant to clauses (d) or (f) above, and any activities required on the Trustee’s part to conserve the Trust Estate under clause

(g) above, the parties hereto agree that the Trustee is only required to engage in such actions at the direction of the Trust Depositor or the Controlling Noteholder (as applicable) pursuant to the Transaction Documents. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Transaction Documents to which the Trust is a party. Nothing contained herein shall be deemed to authorize the Trustee on behalf of the Trust to engage in any other business operations or any activities other than those set forth in this Section 2.03. Specifically, the Trustee shall have no authority on behalf of the Trust to engage in any business operations, or acquire any assets other than those specifically included in the Trust Estate from time to time in accordance with the Transaction Documents. Similarly, the Trustee shall have no discretionary duties other than performing those acts necessary to accomplish the purpose of this Trust as set forth in this Section 2.03, certain of which the Trustee may delegate to the Servicer.
          Section 2.04 Appointment of Trustee.
          The Trustee is hereby appointed as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein, and the Trustee hereby accepts such appointment, subject to the terms and conditions of this Agreement.
          Section 2.05 Initial Sale and Capital Contribution of Trust Estate; Repurchase Obligation.
          (a) The Trust Depositor hereby assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $10.00. The Trustee hereby acknowledges receipt from the Trust Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Estate (prior to giving effect to the conveyances described in the Receivables Purchase Agreement) and shall be deposited by the Trustee in the Payment Account. The Trust Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Trustee, promptly reimburse the Trustee for any such expenses paid by the Trustee; provided that the Trustee shall have no duty or obligation to pay any such expenses from its own funds. In addition, the Trust Depositor shall be responsible for the payment of certain other fees and expenses incurred by the Trust or the Trustee acting on behalf of the Trust from time to time (including, but not limited to, audit fees and tax preparation fees), as further described in the Fee Letter.
          (b) In addition, on each Purchase Date, simultaneously with the transfer of Receivables from the Originator to the Trust Depositor under the Receivables Purchase Agreement, the Trust Depositor hereby (i) sells, assigns, transfers, conveys and sets over to the Trust the Assets, in exchange for the Cash Purchase Price which is payable to the Originator in respect of such Assets by the Trust Depositor under the Receivables Purchase Agreement and (ii) assigns to the Trust all of its right, title and interest in all of its other assets (excluding the Residual Interest Certificate, any Split Payments, or Term Certain Periodic Payments owned or receivable by the Trust Depositor). With respect to any Asset that is transferred by the Trust Depositor to the Trust hereunder, if any representation or warranty of the Originator under the Receivables Purchase Agreement that relates to such Asset shall have been incorrect when made (and the Trust Depositor and the Trustee (at the written direction of the Controlling Noteholder pursuant to the Note Purchase Agreement) have not waived such incorrect representation or warranty in accordance with this Agreement and Section 5.01(m) of the Receivables Purchase Agreement, respectively), the Trust Depositor agrees to either (i) repurchase such Asset from the Trust (and the Trust agrees to return such Asset to the Trust Depositor) in exchange for the repurchase price to be paid by the Originator for such Asset, which amount shall be deposited into the Payment Account or paid in such other fashion as the Trustee shall reasonably request, or (ii) substitute an Eligible Receivable for such Asset, in either case as set forth in Section 5.01(m) of the Receivables Purchase Agreement.
          (c) It is the intention of the parties hereto that each purchase of Assets made hereunder shall constitute a “sale” from the Trust Depositor to the Trust under Applicable Law and regulations, which sale is absolute and irrevocable and provides the Trust with all indicia and rights of ownership of the Assets and such Related Property. Neither the Trust Depositor nor the Trust intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from the Trust to the Trust Depositor secured by such property. Except for certain indemnities pursuant to Section 8.02, each sale of Assets and the associated Related Property by the Trust Depositor to the Trust is made without recourse to the Trust Depositor; provided, however, that (i) the Trust Depositor shall be liable to the Trust for all representations, warranties and covenants made by the Trust Depositor pursuant to the terms of this Agreement, and (ii) such sale or absolute transfer does not constitute and is not intended to result in an assumption by the Trust or any assignee thereof of any obligation of the Trust Depositor or any other person to any Claimant, Obligor, or any other Person in connection with the Assets, or any other obligations of the Trust Depositor thereunder or in connection therewith, other than to return (or provide for the return of) any Scheduled Payments (or any portion thereof) not covered under the Settlement Purchase Agreement and not sold or transferred to the Trust hereunder back to such Claimant (it being understood and agreed that pursuant to the Servicing Agreement the Servicer shall remit or cause to be remitted all amounts in respect of Split Payments in accordance with Section 5.01(f) of the Receivables Purchase Agreement). In view of the intention of the parties hereto that the transfer of Assets made hereunder shall constitute sales or absolute transfers of such Assets by the Trust Depositor to the Trust rather than a loan by the Trust Depositor to the Trust secured by such Assets, the Trust Depositor agrees to note in its books and records (including, without limitation, computer files) that such Assets have been sold or transferred to the Trust and to respond to any inquiries made by third parties as to the ownership of such Assets so sold or transferred that such Assets have been sold or transferred by the Trust Depositor to the Trust.
          (d) In addition, the parties hereby intend that (i) the Assets transferred hereunder shall no longer be deemed to be the property, assets, rights or liabilities of the Trust Depositor, (ii) none of the Trust Depositor, its creditors or, in any insolvency proceeding with respect to the Trust Depositor or the Trust Depositor’s property, a bankruptcy trustee, receiver, debtor, debtor in possession or similar person shall have any rights, legal or equitable, whatsoever to reacquire, reclaim, recover, repudiate, disaffirm, redeem or recharacterize as property of the Trust Depositor the Assets transferred hereunder and (iii) in the event of a bankruptcy, receivership or other insolvency proceeding with respect to the Trust Depositor, any of its Affiliates or the Trust Depositor’s property, the Assets transferred hereunder shall not be deemed to be part of the Trust Depositor’s property, assets, rights or estate.

          (e) If, notwithstanding the provisions of Section 2.05(c), a court of competent jurisdiction were to hold that any transfer of Assets hereunder does not constitute a valid sale or transfer of the affected Assets as set forth above but instead constitutes a loan, the parties have entered into the Georgia Security Agreement, which provides, in relevant part, that if such transfer is recharacterized as a loan, the Trust Depositor grants a security interest (within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect in the State of Georgia) in favor of the Trust in all of the Trust Depositor’s rights, title and interest in, to and under the Collateral, to secure (i) such loan effective upon each such purchase and (ii) the Trust Depositor’s payment and performance obligations under this Agreement and the other Transaction Documents to which the Trust Depositor is a party or as otherwise required by Applicable Law.
          (f) In connection with the security interest granted pursuant to the Georgia Security Agreement, the Trust Depositor intends the security interest granted pursuant to the Georgia Security Agreement in favor of the Trust to be prior to all other liens in respect of the Assets other than Permitted Liens. Similarly, in connection with the security interest granted pursuant to the Security Agreement, the Trust intends the security interest granted pursuant to the Security Agreement in favor of the Class A Noteholders to be prior to all other liens in respect of the Assets other than Permitted Liens. The Trust Depositor shall ensure that pursuant to the Servicing Agreement, the Servicer shall take all actions necessary to obtain and maintain, for the benefit of the Trust and the Class A Noteholders, a first lien on and a first priority, perfected security interest in the Collateral (in the case of the Trust) and in the Assets and all of the Trust’s other assets (excluding any Split Payments, or Term Certain Periodic Payments owned or receivable by the Trust Depositor) (in the case of the Class A Noteholders), subject to any Permitted Liens with respect thereto. The Back-up Servicer shall serve as the initial custodian of all documents evidencing the Assets and all other portions of the Records. However, in connection with the security interests referenced above, at any time, at the request of the Controlling Noteholder, the Servicer or the Back-up Servicer shall cause to be delivered into the possession of the Trustee, on behalf of the Trust and the Class A Noteholder as pledgees, indorsed in blank, any documents evidencing any Asset which transferred to the Trust hereunder, and all other portions of the Records. The Trustee, on behalf of the Trust, acknowledges and agrees that it holds the Assets delivered to the Trust under this Agreement for the benefit of the Holders. The Trustee, on behalf of the Trust, agrees to maintain continuous possession of all instruments and Records delivered to it (if any) by the Back-up Servicer pursuant to this Section 2.05(f) until this Agreement shall have terminated in accordance with its terms or until, pursuant to the terms of the Transaction Documents to which the Trust is a party, the Trustee is otherwise authorized and directed to release such instrument from the Assets. The Servicer (or its duly authorized designee), from time to time pursuant to the Servicing Agreement (or the Back-up Servicer, acting pursuant to the Back-up Servicing Agreement, if such action is not specified among the “Services” listed in the Servicing Agreement), will prepare (or shall cause to be prepared), execute and deliver all such financing statements, continuation statements, instruments of further assurance and other instruments (or any supplements or amendments thereto), and will take such other action necessary or advisable to:
          (i) maintain or preserve the lien and security interests (and the priority thereof) created under the Georgia Security Agreement and the Security Agreement or carry out more effectively the purposes hereof;

          (ii) perfect, publish notice of or protect the validity of any grants made or purported to be made by the Georgia Security Agreement and the Security Agreement;
          (iii) enforce any of the Assets transferred to the Trust as and to the extent commercially reasonable and in accordance with this Agreement, the Georgia Security Agreement, the Security Agreement, the Servicing Agreement and the Back-up Servicing Agreement; or
          (iv) preserve and defend title to the Assets and the rights of the Trust and the Class A Noteholder in such Assets against the claims of all persons and parties.
(g) The Trust hereby designates each of the Trustee, the Servicer and the Back-up Servicer as the Trust’s agent and attorney-in-fact to execute any financing statement, continuation statement, or other instrument required to be executed under the Georgia Security Agreement or the Security Agreement.
          Section 2.06 Declaration of Trust.
          The Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Holders, subject to the obligations of the Trust under the Transaction Documents to which it is a party. It is the intention of the parties hereto that the Trust constitutes a statutory trust under the Statutory Trust Statute and that this Agreement constitutes the governing instrument of such statutory trust. It is the intention of the parties hereto that, solely for federal income tax purposes, the Trust shall be treated as set forth in Section 2.12 of this Agreement. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust Depositor will file or cause to be filed on behalf of the Trust all annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as set forth in Section 2.12 of this Agreement. Effective as of the date hereof, the Trustee shall have all rights, powers and authority set forth herein and under the laws of the State of Delaware with respect to accomplishing the purposes of the Trust.
          Section 2.07 Liability of the Holders.
          No Holder shall have any personal liability for any liability or obligation of the Trust.
          Section 2.08 Title to Trust Property.
          Legal title to all of the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where Applicable Law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Trustee, a co-trustee and/or a separate trustee, as the case may be. If any portion of the Trust Estate is deemed to be vested in the Trustee, a co-trustee and/or a separate trustee (a) the Trustee, upon having actual knowledge thereof, will promptly notify the Servicer and (b) the Servicer (or its duly authorized designee) will cause to be filed such UCC financing statements and related filings, documents or writings as are necessary (or as shall be reasonably requested by the Trustee on behalf of the Class A Noteholder) to maintain the Trust’s and the Class A Noteholders’ security interests in the Collateral and the Assets, respectively, under the Georgia Security Agreement and the Security Agreement, respectively.

          Section 2.09 Situs of Trust.
          All bank accounts maintained by the Trustee on behalf of the Trust shall be located in the State of Delaware or such other state in which the Corporate Trust Office may be located. The Trust shall not have any employees in any state other than Delaware; provided that nothing herein shall restrict or prohibit the Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or such other state in which the Corporate Trust Office may be located, and payments will be made by the Trust only from Delaware or such other state in which the Corporate Trust Office may be located. The only office of the Trust will be at the Corporate Trust Office in the State of Delaware.
          Section 2.10 Representations and Warranties of the Trust Depositor.
          The Trust Depositor hereby represents and warrants to the Trust and the Trustee that:
          (a) The Trust Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Georgia, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.
          (b) The Trust Depositor has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder and carry out the terms hereof. The Trust Depositor has full power and authority to sell and assign the property to be sold and assigned by the Trust Depositor to and deposited with the Trust and the Trust Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary limited liability company action.
          (c) The execution, delivery and performance of this Agreement have been duly authorized by the Trust Depositor by all necessary limited liability company action.
          (d) This Agreement constitutes a legal, valid and binding obligation of the Trust Depositor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors’ rights generally and subject to general principles of equity.
          (e) The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Trust Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any Applicable Law applicable to the Trust Depositor, or constitute a breach of any mortgage, indenture, contract or other agreement to which the Trust Depositor is a party or by which the Trust Depositor or any of the Trust Depositor’s properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.
          (f) The execution, delivery and performance by the Trust Depositor of this Agreement and the other Transaction Documents to which it is a party shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with or the taking of any other action in respect of any governmental authority or agency, except for any securities filings required to be made by Imperial Holdings, Inc. (in its reasonable discretion) with the Commission in respect of the same.
          (g) The Trust Depositor is not an “investment company” within the meaning of the Investment Company Act of 1940.
          (h) With respect to the security interest granted by the Trust Depositor to the Trust under the Georgia Security Agreement:
          (i) The Georgia Security Agreement creates a valid, continuing and enforceable security interest (as defined in the applicable UCC) in the Collateral in favor of the Trust, which security interest is prior to all other Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from the Trust;
          (ii) the Assets constitute “payment intangibles” within the meaning of the applicable UCC (unless settlement claims or obligations under annuity contracts are excluded from the scope of the UCC under §9-109 of the relevant UCC);
          (iii) the Trust Depositor owns and has good and marketable title to the Assets free and clear of any Lien (other than Permitted Liens), claim or encumbrance of any Person;
          (iv) the Trust Depositor has received all consents and approvals required by the terms of the Assets to transfer and/or pledge such Assets hereunder to the Trust;
          (v) the Trust Depositor has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Collateral granted to the Trust under the Georgia Security Agreement;
          (vi) other than the security interest granted by the Trust pursuant to the Georgia Security Agreement and any Permitted Liens, the Trust Depositor has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Assets. The Trust Depositor has not authorized the filing of and is not aware of any financing statements against the Trust Depositor that include a description of collateral covering the Assets other than any financing statement (A) relating to the security interest granted by the Trust Depositor under the Georgia Security Agreement, or (B) that has been terminated or for which a release or partial release has been filed. The Trust Depositor is not aware of the filing of any judgment or tax Lien filings against the Trust Depositor;
          (vii) all original executed copies of each item in the Records that constitute or evidence the Assets have been delivered to and are in the possession of the Back-up Servicer, as custodian; and
          (viii) no item in the Records has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Trust.

          (i) There are no proceedings or investigations pending, or, to the best of the Trust Depositor’s knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trust Depositor or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might adversely affect the performance by the Trust Depositor of its obligations under, or the validity or enforceability of, any of the Transaction Documents.
          Section 2.11 Negative Covenant of the Trust Depositor.
          The Trust Depositor shall not take any action, or fail to take any action, if such action or failure to take action would reasonably be expected to interfere with the enforcement of any rights of the Class A Noteholder under this Agreement or the other Transaction Documents. In addition, the Trust Depositor shall not (i) attempt to raise any additional capital (whether on its own behalf or on behalf of the Trust) without the express written consent of the Controlling Noteholder, (ii) consent to any waiver of the Originator’s obligations under the Receivables Purchase Agreement without the consent of the Controlling Noteholder, including, without limitation, the Originator’s repurchase obligations under Section 5.01(m) of the Receivables Purchase Agreement or (iii) consent to any change of control of the Originator without the consent of the Controlling Noteholder.
          Section 2.12 Federal Income Tax Allocations.
          It is intended that the Class A Note (or the Class A Notes, if there is more than one Class A Note) be treated as indebtedness and that the Residual Interest Certificate be treated as the sole beneficial interest in the Trust for U.S. federal income tax purposes. For so long as the Residual Interest Certificate is beneficially owned by one Holder, it is intended that the Trust be treated either as a grantor trust under subpart E of part I of subchapter J of the Internal Revenue Code of 1986, as amended (the “Code”) or as an entity disregarded as separate from such Holder, and that the Residual Interest Certificate be treated as representing an undivided ownership interest in the Trust Estate for U.S. federal income tax purposes. In the event that the Residual Interest Certificate is beneficially owned by more than one Holder, it is intended that the Trust be treated as a partnership for U.S. federal income tax purposes.
          Section 2.13 Existence; Separate Legal Existence.
          The Trustee shall ensure that the Trust will keep in full effect its existence, rights and franchises as a statutory trust under the Statutory Trust Statute and, if so directed by the Trust Depositor, the Controlling Noteholder or the Servicer will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Class A Note (or the Class A Notes, if there is more than one Class A Note), the Residual Interest Certificate, the other Transaction Documents, the Assets and each other instrument or agreement included in the Assets.

ARTICLE III
THE CLASS A NOTE, THE RESIDUAL INTEREST CERTIFICATE AND TRANSFER OF INTERESTS
          Section 3.01 Initial Ownership.
          Upon the formation of the Trust by the sale and contribution by the Trust Depositor pursuant to Section 2.05 and until the issuance of the Class A Note (or the Class A Notes, if there is more than one Class A Note) and the Residual Interest Certificate, the Trust Depositor shall be the sole beneficiary of the Trust.
          Section 3.02 The Class A Note.
          (a) The Class A Note (or each of the Class A Notes, if there is more than one Class A Note) shall be substantially in the form set forth in Exhibit B hereto, with such changes as may be specified in a supplement to this Agreement. The Class A Note (or each of the Class A Notes, if there is more than one Class A Note) shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Trustee. The Class A Note (or each of the Class A Notes, if there is more than one Class A Note) bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Class A Note or did not hold such offices at the date of authentication and delivery of such Class A Note.
          (b) A transferee of the Class A Note (or any of the Class A Notes, if there is more than one Class A Note) shall become a Holder and shall be entitled to the rights and subject to the obligations of a Holder hereunder upon such transferee’s acceptance of such Class A Note duly registered in such transferee’s name pursuant to Section 3.05.
          (c) The Principal Amount of the Class A Note (or each Class A Note, if there is more than one Class A Note) shall be reflected on the schedule annexed to such Class A Note, which shall be increased by the Trustee (in its capacity as Registrar) in accordance with the amount of each advance made to the Trust by the Holder of such Class A Note. The Trust may not issue the Class A Note (or any of the Class A Notes, if there is more than one Class A Note) in a Principal Amount greater than $40,000,000 unless the Controlling Noteholder shall have consented thereto. The Class A Note (or each Class A Note, if there is more than one Class A Note) shall be dated the date of its authentication.
          (d) Each Holder of the Class A Note (or any of the Class A Notes, if there is more than one Class A Note) shall be entitled to receive (i) Fixed Interest on the Principal Amount of such Class A Note, (ii) principal, in the amount of the Principal Amount of such Class A Note and (iii) Contingent Interest on such Class A Note, each in accordance with Section 5.02.

          Section 3.03 The Residual Interest Certificate.
          (a) The Residual Interest Certificate shall be substantially in the form set forth in Exhibit A hereto, with such changes as may be specified in a supplement to this Agreement. The Residual Interest Certificate shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Trustee. The Residual Interest Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Residual Interest Certificate or did not hold such offices at the date of authentication and delivery of such Residual Interest Certificate.
          (b) No transfer or exchange of the Residual Interest Certificate shall be made without the prior written consent of the Controlling Noteholder. Upon the completion of any transfer approved by the Controlling Noteholder, the transferee of the Residual Interest Certificate shall become a Holder and shall be entitled to the rights and subject to the obligations of a Holder hereunder upon such transferee’s acceptance of a Residual Interest Certificate duly registered in such transferee’s name pursuant to Section 3.05.
          Section 3.04 Authentication of the Class A Note and the Residual Interest Certificate.
          Concurrently with the initial transfer of the Assets by the Originator to the Trust Depositor pursuant to the Receivables Purchase Agreement, and the transfer of the Assets from the Trust Depositor to the Trust pursuant to this Agreement, the Trust shall issue the Class A Note and the Residual Interest Certificate, each as executed by the Trustee on behalf of the Trust, authenticated by the Trustee or the Registrar and delivered to or upon the written order of the Trust Depositor, signed by a Responsible Officer, without further limited liability company action by the Trust Depositor. No Class A Note or Residual Interest Certificate shall entitle its Holder to any benefit under this Agreement or be valid for any purpose unless there shall appear on such instrument a certificate of authentication substantially in the form set forth in Exhibit A (with respect to the Residual Interest Certificate) or Exhibit B (with respect to the Class A Note or the Class A Notes, if there is more than one Class A Note), executed by the Trustee or the Registrar, by manual signature of a Responsible Officer; such authentication shall constitute conclusive evidence that such instrument has been duly and validly authorized, issued, authenticated and delivered hereunder and, subject to the terms of this Agreement, fully paid and non-assessable. The Class A Note (or each Class A Note, if there is more than one Class A Note) and the Residual Interest Certificate shall be dated the date of their authentication.
          Section 3.05 Registration of Transfer and Exchange of the Class A Note or the Residual Interest Certificate.
          (a) The Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.09, a Register in which, subject to such reasonable regulations as it may prescribe, the Registrar shall provide for the registration of the Class A Note (or the Class A Notes, if there is more than one Class A Note) and the Residual Interest Certificate and, subject to Sections 3.03 and 3.11 hereof, of transfers and exchanges thereof as herein provided. The Trustee shall be the initial Registrar. Promptly upon written request therefor from the Trustee, the Registrar shall provide to the Trustee in writing such information regarding or contained in the Register as the Trustee may reasonably request. The Trustee shall be entitled to rely (and shall be fully protected in relying) on such information.
          (b) Upon surrender for registration of transfer of any Class A Note or the Residual Interest Certificate (if the Controlling Noteholder has approved such transfer in accordance with Section 3.03(b)) at the office or agency maintained pursuant to Section 3.09, the Registrar shall cause the Trustee to execute and the Trustee or the Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, a new Class A Note (or Class A Notes, if there is more than one Class A Note), or a new Residual Interest Certificate, as applicable, of a like aggregate amount dated the date of authentication by the Trustee or any authenticating agent. At the option of a Holder, the Class A Note (or each Class A Note, if there is more than one Class A Note) may be exchanged for one or more Class A Notes of a like aggregate percentage upon surrender of such Class A Note to be exchanged at the office or agency maintained pursuant to Section 3.09. The Residual Interest Certificate may only be exchanged for a new Residual Interest Certificate upon surrender of the prior Residual Interest Certificate for exchange (if the Controlling Noteholder has approved such exchange in accordance with Section 3.03(b)) at the office or agency maintained pursuant to Section 3.09.
          (c) Every Class A Note or Residual Interest Certificate presented or surrendered for registration of transfer or exchange (if approved by the Controlling Noteholder in accordance with Section 3.03(b), in the case of the Residual Interest Certificate) shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar duly executed by the registered Holder or such registered Holder’s attorney duly authorized in writing. Each Class A Note or Residual Interest Certificate surrendered for registration of transfer or exchange (if approved by the Controlling Noteholder in accordance with Section 3.03(b), in the case of the Residual Interest Certificate) shall be cancelled and subsequently disposed of by the Trustee in accordance with its customary practice.
          (d) No service charge shall be made for any registration of transfer or exchange of any Class A Note or the Residual Interest Certificate (if approved by the Controlling Noteholder in accordance with Section 3.03(b)), but the Trustee or the Registrar may require payment of a sum sufficient to cover any tax or charge by a Governmental Authority that may be imposed in connection with any transfer or exchange thereof.
          Section 3.06 Mutilated, Destroyed, Lost or Stolen Class A Note or Residual Interest Certificate.
          If (a) any mutilated Class A Note or Residual Interest Certificate shall be surrendered to the Registrar, or if the Registrar and the Trustee shall receive evidence to its satisfaction of the destruction, loss or theft of any Class A Note or Residual Interest Certificate, and (b) there shall be delivered to the Registrar and the Trustee such security or indemnity as may be reasonably required by them to indemnify and save each of them harmless, then in the absence of notice to the Trust that such Class A Note or Residual Interest Certificate has been acquired by a protected purchaser, the Registrar shall cause the Trustee on behalf of the Trust to execute and the Trustee or the Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Class A Note or Residual Certificate, a new Class A Note or Residual Interest Certificate of like tenor and denomination. The Holder of such Class A Note or Residual Interest Certificate shall pay the reasonable expenses and charges of the Registrar and the Trustee in connection therewith. In connection with the issuance of any new Class A Note or Residual Interest Certificate under this Section 3.06, the Trustee or the Registrar may require the payment of a sum sufficient to cover any tax or other charge by a Governmental Authority that may be imposed in connection therewith. Any duplicate Residual Interest Certificate issued pursuant to this Section 3.06 shall constitute conclusive evidence of ownership of a beneficial ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Residual Interest Certificate shall be found at any time. Any duplicate Class A Note issued pursuant to this Section 3.06 shall constitute conclusive evidence of its Holder’s right to the payment obligations of the Trust in respect of principal, Fixed Interest and Contingent Interest to be distributed on such Class A Note pursuant to Section 5.02, as if originally issued, whether or not the lost, stolen or destroyed Class A Note shall be found at any time.
          Section 3.07 Persons Deemed Owners.
          Prior to due presentation of a Class A Note or Residual Interest Certificate for registration of transfer, the Trustee, the Registrar or any other agent thereof may treat the Person in whose name any Class A Note or Residual Interest Certificate is registered in the Register as the owner of such Class A Note or Residual Interest Certificate, as applicable, for the purpose of receiving distributions from the Trustee on behalf of the Trust pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Trustee, the Registrar or any other agent thereof shall be bound by any notice to the contrary.
          Section 3.08 Access to List of Holders’ Names and Addresses.
          The Registrar shall furnish or cause to be furnished to the Trustee, the Servicer and the Trust Depositor, within ten (10) days after receipt by the Registrar of a written request therefor from the Trustee, the Servicer or the Trust Depositor, a list, in such form as the Trustee, the Servicer or the Trust Depositor may reasonably require, of the names and addresses of the Holders as of the most recent Record Date. If (i) at any time, three or more Holders of Class A Notes or (ii) at any time, one or more Holders of Class A Notes evidencing not less than 25% of the Percentage Interests or (iii) at any time after the Class A Target Condition is satisfied, the Holder of the Residual Interest Certificate, apply in writing to the Registrar, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Class A Note (or each Class A Note, if there is more than one Class A Note) and such application is accompanied by a copy of the communication that such applicants propose to transmit to such other Holders, then the Registrar shall, within five (5) Business Days after its receipt of such application, afford such applicants access during normal business hours to the current list of Holders. Upon receipt of any such application, the Registrar will promptly notify the Trust Depositor by providing a copy of such application and a copy of the list of Holders produced in response thereto. Each Holder, by receiving and holding a Class A Note or Residual Interest Certificate, shall be deemed to have agreed not to hold any of the Trust Depositor, the Registrar and the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

          Section 3.09 Maintenance of Office or Agency.
          The Registrar shall maintain an office or offices or agency or agencies where the Class A Note (or the Class A Notes, if there is more than one Class A Note) or the Residual Interest Certificate may be surrendered for registration of transfer or exchange (in the case of the Residual Interest Certificate, if approved by the Class A Noteholder in accordance with Section 3.03(b)) and where notices and demands to or upon the Registrar in respect of the Class A Note (or each Class A Note, if there is more than one Class A Notes) or the Residual Interest Certificate and the Transaction Documents may be served. The Registrar initially designates the office of the Registrar at the Corporate Trust Office as its office for such purposes. The Registrar shall give prompt notice to the Trust Depositor, the Trustee and the Holders of any change in the location of the Register or any such office or agency.
          Section 3.10 Payments from the Payment Account; Money for Payments To Be Held in Trust.
          The Trustee shall make distributions to Holders from the Payment Account pursuant to Sections 5.02 and 6.04(c) and no amounts withdrawn by the Trustee from the Payment Account shall be distributed by the Trustee except as may be provided in Sections 5.02 and 6.04(c).
          The Trustee shall hold all sums held by it for the payment of amounts due with respect to the Class A Note (or the Class A Notes, if there is more than one Class A Note) and the Residual Interest Certificate in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.
          The Trustee shall also comply with all requirements of the Internal Revenue Code of 1986 (as amended, the “Code”) with respect to the withholding from any payments made by it on any Class A Note (or Class A Notes, if there is more than one Class A Note) or the Residual Interest Certificate of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.
          Section 3.11 Transfer Restrictions.
          The Class A Note (or the Class A Notes, if there is more than one Class A Note) and the Residual Interest Certificate may not be offered, transferred or sold except to (i) the Trust Depositor or an Affiliate thereof, (ii) to Qualified Institutional Buyers (“QIBs”) for purposes of Rule 144A under the Securities Act who are Qualified Purchasers for purposes of Section 3(c)(7) under the 1940 Act, and who are United States persons (as defined in Section 7701(a)(30) of the Code) in reliance on an exemption from the registration requirements of the Securities Act, or (iii) to any Person who qualifies for a similar exemption from (or an exception to) the requirements of the Securities Act and any other Applicable Law. The Class A Note (or the Class A Notes, if there is more than one Class A Note) and the Residual Interest Certificate may also be offered, transferred or sold to institutional “Accredited Investors” within the meaning of Rule 501 (a)(1)-(3) or (7) under the Securities Act who are Qualified Purchasers under Section 3(c)(7) of the 1940 Act.

          (a) The Class A Note (or the Class A Notes, if there is more than one Class A Note) and the Residual Interest Certificate have not been registered or qualified under the Securities Act, or any state securities law. No transfer, sale, pledge or other disposition of any Class A Note or Residual Interest Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. No transfer of any Class A Note (or the Class A Notes, if there is more than one Class A Note) or the Residual Interest Certificate shall be made if such transfer would require the Trust to register as an “investment company” under the 1940 Act. In the event that a transfer of a Class A Note or Residual Interest Certificate is to be made, the transferee shall execute and deliver to the Trustee and Registrar a certification substantially in the form of Exhibit C hereto. In the event that such transfer is to be made in reliance on the availability of an exemption under the Securities Act, the Trustee may require the prospective transferee to provide an Opinion of Counsel satisfactory to the Trustee that such transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Trustee or of the Trust.
          (b) The Class A Note (or the Class A Notes, if there is more than one Class A Note) and the Residual Interest Certificate may not be acquired or held by or with plan assets of any employee benefit plans, retirement arrangements, individual retirement accounts or Keogh plans subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Code (a “Benefit Plan”) and any such purported transfer shall be null, void and not effective. Each transferee of a Class A Note or Residual Interest Certificate shall be required to represent to the Trustee (a) that such transferee is not a Benefit Plan and is not acquiring such Class A Note or Residual Interest Certificate with the plan assets of a Benefit Plan and (b) that if such Class A Note or Residual Interest Certificate is subsequently deemed to be a plan asset of such a Benefit Plan, it will promptly dispose of such Class A Note or Residual Interest Certificate.
          (c) Each Class A Note and Residual Interest Certificate will bear the legends set forth in paragraph 6 of Exhibit C hereto.
          (d) In accordance with Section 3.03, no transfer or exchange of a Residual Interest Certificate shall occur without the advance written consent of the Controlling Noteholder.
          (e) Notwithstanding any other provision herein, other than to determine that any certification delivered to the Trustee or Registrar, as the case may be, pursuant to Section 3.11(a) hereof is substantially in the form of Exhibit C hereto, and the Trustee and Registrar shall have no personal liability to any Person in connection with any transfer or exchange or proposed or purported transfer or exchange (and/or registration thereof) of any Class A Note or Residual Interest Certificate.

ARTICLE IV
ACTIONS BY TRUSTEE
Section 4.01 Prior Notice to and Consent by Controlling Noteholder with Respect to Certain Matters.
          With respect to the following matters, neither the Trust nor the Trustee, on behalf of the Trust, shall take action with respect to the Trust unless directed by the Controlling Noteholder:
          (a) the initiation of any material claim or lawsuit by the Trust and the compromise of any material action, claim or lawsuit brought by or against the Trust;
          (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);
          (c) the initiation of any amendment to any Transaction Document or to seek any waiver or other modification thereof;
          (d) the appointment pursuant to this Agreement of a successor Registrar, or the consent to the assignment by the Registrar of its obligations under this Agreement;
          (e) the removal or replacement of the Servicer or Back-up Servicer;
          (f) the appointment of a new Servicer under Section 5.2.3 of the Servicing Agreement;
          (g) the approval of any additional servicing costs under Section 16 of the Servicing Agreement;
          (h) the consent to the calling or waiver of any Event of Default under any Transaction Document;
          (i) the waiver of any incorrect representation or warranty of the Originator under the Receivables Purchase Agreement with respect to any Asset;
          (j) the consent to the assignment of the Servicer or Back-up Servicer of its obligations under any Transaction Document;
          (k) except as provided in Article IX hereof, the dissolution, termination or liquidation of the Trust in whole or in part;
          (l) the merger or consolidation of the Trust with or into any other entity, or conveyance or transfer of all or substantially all of the Trust’s assets to any other entity;
          (m) the incurrence, assumption or guaranty by the Trust of any indebtedness other than as set forth in this Agreement or the Transaction Documents;

          (n) the doing of any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.03 hereof;
          (o) the confession of a judgment or admission of a claim against the Trust;
          (p) the possession of Assets or other Collateral, or assignment of the Trust’s right to property, for other than a purpose permitted under Section 2.03;
          (q) the lending by the Trust of any funds to any entity, except as permitted or required under the Receivables Purchase Agreement with respect to the Assets or other Collateral;
          (r) the change in the Trust’s purpose and powers from those set forth in this Agreement;
          (s) the sale, transfer, exchange or other disposal of any of the Assets;
          (t) the assertion of any claim or credit on, or any deduction from payments to, the Class A Note (or the Class A Notes, if there is more than one Class A Note) or the Residual Interest Certificate, or the assertion of a claim against a present or former Holder by reason of the payment of the taxes levied or assessed upon any part of the Assets;
          (u) permit the validity or effectiveness of this Agreement to be impaired, or permit the lien of this Agreement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Class A Note (or the Class A Notes, if there is more than one Class A Note) or the Residual Interest Certificate under this Agreement except as may be expressly permitted hereby, permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Agreement or any other Transaction Document) to be created on or extend to or otherwise arise upon or burden the Assets or any part thereof or any interest therein or the proceeds thereof (except for Permitted Liens) or permit the liens of the Georgia Security Agreement and the Security Agreement not to constitute valid first priority security interests in the Collateral (in the case of the Trust) and in the Assets and all of the Trust’s other assets (excluding any Split Payments, or Term Certain Periodic Payments owned or receivable by the Trust Depositor) (in the case of the Class A Noteholders) (in each case, subject to Permitted Liens);
          (v) the creation of any subsidiaries of the Trust other than as permitted by the Transaction Documents;
          (w) the making of any payment or distribution with respect to the Class A Note (or the Class A Notes, if there is more than one Class A Note) or the Residual Interest Certificate other than as permitted under this Agreement; or
          (x) the procurement or solicitation of any additional capital (whether equity or debt, secured or unsecured) on behalf of the Trust.
          In addition, the Trustee, on behalf of the Trust, shall ensure that the Trust’s assets are not commingled with those of any other entity except as may be permitted under the Transaction Documents. The Trustee shall ensure that the Trust shall maintain its financial and accounting books and records separate from those of any other entity; provided that the Trust may be consolidated with another entity in accordance with U.S. generally accepted accounting principles and, when so consolidated, will promptly provide to the Controlling Noteholder (or such other entity with which the Trust may be consolidated), upon the request of such Holder (or entity), copies of all such books and records and any related financial information. Except as expressly set forth herein, the Trustee shall ensure that the Trust shall pay its indebtedness, operating expenses and liabilities from its own funds to the extent thereof, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity.
          Section 4.02 Communications to Holders.
          The Trustee shall furnish to the Holders, within three (3) Business Days of receipt thereof by the Trustee, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments of the Trust or of the Servicer furnished to the Trustee under the Transaction Documents.
          Section 4.03 Action by Holders with Respect to Bankruptcy.
          To the extent permitted by Applicable Law, the Trust shall not have the power, without the unanimous prior written approval of the Holders, and to the extent otherwise consistent with the Transaction Documents, to (i) institute proceedings to have the Trust declared or adjudicated as bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iii) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (v) make any assignment for the benefit of the Trust’s creditors, (vi) cause the Trust to admit in writing its inability to pay its debts generally as they become due, (vii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a “Bankruptcy Action”). Provided, however, that after an Event of Default, the Controlling Noteholder shall have the power to take any Bankruptcy Action with respect to the Trust or direct the Trustee to take any Bankruptcy Action with respect to the Trust.
          Section 4.04 Restrictions on Holders’ Power.
          The Holders shall not direct the Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Trustee under this Agreement or any of the Transaction Documents or would cause a violation of any of the Transaction Documents or any Applicable Law or would be contrary to or inconsistent with Section 2.03, nor shall the Trustee be obligated to follow any such direction, if given.
          Section 4.05 Controlling Noteholder.
          Except as expressly provided herein or in any supplement to this Agreement, any action or direction that may be taken or given by the Holders under this Agreement may not be taken or given unless agreed to or directed by the Controlling Noteholder. Except as expressly provided herein or in any supplement to this Agreement, any notice of the Holders delivered pursuant to this Agreement shall be effective if signed by the Controlling Noteholder at the time of the delivery of such notice.

ARTICLE V
APPLICATION OF TRUST FUNDS; CERTAIN DUTIES
          Section 5.01 Establishment of Accounts.
          (a) The Transaction Accounts. For the benefit of the Holders, the Trust Depositor shall establish and maintain in the name of the Trust two (2) deposit accounts with the Trustee (the “Payment Account” and the “Cash Reserve Account”, respectively), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders.
          (b) The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Payment Account and the Cash Reserve Account and in all proceeds thereof. Except as provided in Section 3.10 or as otherwise expressly provided herein, the Payment Account and the Cash Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Holders. Upon notice to the Trustee from the Controlling Noteholder, within ten (10) Business Days of receipt of such notice, the Trustee shall be required to establish a new Payment Account or Cash Reserve Account (as applicable) acceptable to the Controlling Noteholder and, promptly after notifying each Holder of such new account, shall transfer any cash and/or any investments to such new Payment Account or Cash Reserve Account, as the case may be.
          (c) On or before the initial Purchase Date, the Trust Depositor will deposit an amount equal to the Required Cash Reserve Amount into the Cash Reserve Account. Prior to the Purchase Commitment Termination Date, if amounts held in the Cash Reserve Account are insufficient to pay all the expenses listed in Sections 5.02(a)(ii)-(iv) for two (2) consecutive Distribution Dates, then the Required Cash Reserve Amount shall be increased by the Controlling Noteholder so that such unpaid expenses may be paid on the following Distribution Date (with the consent of the Trust Depositor, which consent shall not be unreasonably withheld, conditioned or delayed) and the Trust Depositor shall deposit into the Cash Reserve Account in immediately available funds the amount of any such increase. To the extent that funds are not available in the Payment Account to make the payments described in Sections 5.02(a)(ii)-(iv), the Trustee will draw funds from the Cash Reserve Account to make such distributions, provided that on the next Distribution Date the Cash Reserve Account shall be replenished from the Payment Account in accordance with Section 5.02(a)(i) prior to any other distribution from the Payment Account or the Cash Reserve Account.
          (d) All moneys deposited from time to time in the Payment Account and the Cash Reserve Account pursuant to this Agreement are for the benefit of the Holders and any investments made with such moneys, including, without limitation, all income or other gains from such investments, are for the benefit of the Holders as provided hereunder. Funds on deposit in the Payment Account and Cash Reserve Account shall only be invested in Permitted Investments by the Trustee at the direction of the Controlling Noteholder. Income received on Permitted Investments purchased with funds from the Cash Reserve Account may be reinvested

(so long as the available funds in the Cash Reserve Account equal or exceed the Required Cash Reserve Amount) or deposited into the Cash Reserve Account. Income received on Permitted Investments purchased with funds from the Payment Account shall be distributed in accordance with the Priority of Payments.
          (e) The Lockbox Account. For the benefit of the Holders, the Trust Depositor has established the Lockbox Account, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders. Any Lockbox Bank must be approved by the Controlling Noteholder, and in maintaining the Lockbox Account, the Lockbox Bank shall agree in writing to comply with all instructions concerning the Lockbox Account originated by (i) prior to an Event of Default, the Trust Depositor, or (ii) after an Event of Default, the Controlling Noteholder (or the Trustee at the direction of the Controlling Noteholder), directing the disposition of funds in the Lockbox Account without the further consent of the Trust Depositor. Pursuant to this Agreement, the Receivables Purchase Agreement and the Servicing Agreement, the Trust Depositor, the Originator and the Servicer, respectively, will ensure that all Scheduled Payments on the Assets (and/or other collections thereon) will be directed to the Lockbox Account. Pursuant to the Lockbox Agreement, the funds in the Lockbox Account shall be swept daily by the Lockbox Bank into the Payment Account.
          Section 5.02 Priority of Payments.
     (a) On each Distribution Date, the Trustee shall distribute the funds in the Payment Account (except to the extent representing Split Payments or Term Certain Periodic Payments) to the parties indicated below, in the following order of priority:
     (i) to the Cash Reserve Account until the amount on deposit in such account is equal to the Required Cash Reserve Amount on such Distribution Date;
     (ii) to the Trustee, the Trustee Fee due and owing on such Distribution Date, and any accrued and previously unpaid Trustee Fees;
     (iii) to the Servicer, the Servicing Fee due and owing on such Distribution Date, and any accrued and previously unpaid Servicing Fees;
     (iv) to the Back-up Servicer, the Back-up Servicing Fee due and owing on such Distribution Date, and any accrued and previously unpaid Back-up Servicing Fees;
     (v) to the Class A Noteholder (or, if there is more than one Holder of Class A Notes, pro rata to such Holders based on their respective Percentage Interests), in the following order of priority: (a) accrued but unpaid Fixed Interest on the Class A Note held by such Holder, (b) principal on the Class A Note held by such Holder until (x) the Principal Amount for such Class A Note has been paid in full and (y) the Class A Target Condition is satisfied in respect of the Class A Note (or all Class A Notes, if there is more than one Class A Note), then (c) any unpaid Contingent Interest on the Class A Note held by such Holder; and
     (vi) to the Residual Interest Holder, all remaining amounts on deposit.

          The Trustee shall make all such payments in the amounts set forth in the Monthly Report for such Distribution Date.
          To the extent that funds are not available to make the payments indicated in clauses (ii)-(iv) above, the Trustee shall withdraw any available funds from the Cash Reserve Account to make such distributions, provided that on the next Distribution Date the Cash Reserve Account shall be replenished (up to the Required Cash Reserve Amount) from the Payment Account prior to any other distribution, as indicated in clause (i) above.
          (b) On each Distribution Date, the Trustee shall promptly provide to the Controlling Noteholder (or, if there is more than one Holder of Class A Notes, to each such Holder) copies of the statement or statements provided to the Trustee by the Servicer pursuant to the Servicing Agreement with respect to such Distribution Date, as well as any other reports or other information received by the Trustee from the Servicer.
          (c) In the event that any withholding tax is imposed on the Trust’s payment (or allocations of income) to a Holder, such tax shall reduce the amount otherwise distributable by the Trustee to such Holder in accordance with this Section 5.02. The Trustee is hereby authorized and directed to retain from amounts otherwise distributable by the Trustee to the Holders sufficient funds for the payment of any tax that is required to be withheld by the Trust under Applicable Law (but such authorization shall not prevent the Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by Applicable Law, pending the outcome of such proceedings); provided that the Trustee shall not be responsible for determining whether any such tax is owed and may rely for such purposes on the written direction of the Trust Depositor or Servicer. The amount of any withholding tax imposed with respect to a Holder shall be treated as cash distributed by the Trust to such Holder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Holder), the Trustee may in its sole discretion withhold such amounts in accordance with this Section 5.02(c). In the event that a Holder wishes to apply for a refund of any such withholding tax or portion thereof, the Trustee shall reasonably cooperate with such Holder in making such claim so long as such Holder agrees to reimburse the Trustee for any out-of-pocket expenses incurred by the Trustee in connection therewith. The Holders shall supply the Trustee with Internal Revenue Service forms, with appropriate supporting documentation, and such other certificates, information or forms that the Trustee may request from time to time in connection with any withholding tax or the application for a refund thereof.
          (d) After an Event of Default (of which the Controlling Noteholder gives notice to the Trustee or with respect to which the Controlling Noteholder directs the Trustee to act, as applicable, in accordance with the requirements of the definition of “Event of Default” in Article I hereof and Section 6.04), in the absence of any direction to the Trustee to the contrary by the Controlling Noteholder pursuant to Section 6.04, the Trustee shall continue making scheduled distributions pursuant to Section 5.02(a). In the event that the Controlling Noteholder has ordered the Trustee to liquidate the Collateral in accordance with Section 6.04, after such liquidation the Controlling Noteholder may direct the Trustee, at any time, to pay, in the following order of priority: (i) from the Cash Reserve Account, any and all expenses due under

Sections 5.02(a)(ii)-(iv), (ii) from the Payment Account (except to the extent representing Split Payments or Term Certain Periodic Payments), to the extent the distribution pursuant to the preceding clause (i) is insufficient to pay in full the expenses due under Sections 5.02(a)(ii)-(iv), any and all remaining expenses due under Sections 5.02(a)(ii)-(iv), as well as any other outstanding Trust expenses due and owing through the date of such liquidating distribution and (iii) from the Payment Account (except to the extent representing Split Payments or Term Certain Periodic Payments), to the Class A Noteholder (or, if there is more than one Class A Note, to the Holders of the Class A Notes, pro rata, based on the Percentage Interest of the Class A Notes held by such Holder) and the Residual Interest Holder, pro rata, based on the Liquidation Value of the Class A Note (or the Liquidation Value of the Percentage Interest of such Class A Note, if there is more than one Class A Note) and/or Residual Interest Certificate held by each such Holder; provided, however, if the distributions set forth above in this clause (iii) will not result in the Class A Target Condition being satisfied, then the amount distributable to the Class A Noteholder (or, if there is more than one Class A Note, the Holders of the Class A Notes, pro rata, based on the Percentage Interest of the Class A Notes held by such Holder), shall be increased and the amount distributable to the Residual Interest Holder shall be decreased accordingly until the Class A Target Condition is satisfied. Any amounts remaining in the Cash Reserve Account after the distribution contemplated by Section 5.02(d)(i) shall be distributed by the Trustee to the Residual Interest Holder. For the avoidance of doubt, any funds in any of the Accounts in respect of Split Payments or Term Certain Periodic Payments shall only be distributable in accordance with Section 5.02(e).
          (e) The Servicer, pursuant to the Servicing Agreement, shall direct the Trustee to promptly remit (i) to the Originator, any funds in the Payment Account or that come into the Trustee’s possession in respect of Term Certain Periodic Payments and (ii) to the Split Payment Account, any funds in the Payment Account or that come into the Trustee’s possession in respect of Split Payments (it being understood and agreed that pursuant to the Servicing Agreement the Servicer, or the Back-up Servicer as its duly authorized designee, shall remit or cause to be remitted all amounts in respect of Split Payments in accordance with Section 5.01(f) of the Receivables Purchase Agreement).
          (f) On the Class A Payoff Date, the Trustee shall distribute all funds remaining in the Cash Reserve Account (after any required payments from such account on such Distribution Date to pay the expenses listed in Sections 5.02(a)(ii)-(iv), to the extent not previously paid) to the Residual Interest Holder.
          Section 5.03 Method of Payment.
          Subject to Section 9.01(c), distributions required to be made by the Trustee on behalf of the Trust to Holders on any Distribution Date shall be made to each Holder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have provided to the Registrar appropriate written instructions at least five (5) Business Days prior to such Distribution Date or, if not, by check mailed to such Holder at the address of such holder appearing in the Register.

          Section 5.04 Accounting and Reports to the Holders, the Internal Revenue Service and Others.
          (a) The Trust Depositor shall (i) maintain (or cause to be maintained) the books of the Trust in accordance with GAAP on a calendar year basis on the accrual method of accounting, (ii) deliver (or cause to be delivered) to each Holder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including, if applicable, Form 1099 or Schedule K-1) to enable each Holder to prepare its federal and state income tax returns, (iii) prepare or cause to be prepared, and file, or cause to be filed, all tax returns, if any, relating to the Trust (including, if applicable, a trust tax return on IRS Form 1041 or a partnership information return on IRS Form 1065) and in writing direct the Trustee to make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Trust’s characterization as a grantor trust or a partnership for federal income tax purposes or an entity the existence of which is disregarded as separate from the Holder of the Residual Interest Certificate under applicable Treasury Regulations depending on whether the Residual Interest Certificate is held by more than one owner, (iv) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.02(c) with respect to income or distributions to Holders and (v) upon the request of the Trust, provide to necessary parties such reasonably current information as is specified in paragraph (d)(4) of Rule 144A under the Securities Act. The Trustee shall make all elections pursuant to this Section 5.04 as directed by the Trust Depositor in writing.
          (b) Monthly Report. The Trustee (or the Servicer on its behalf) shall prepare and deliver a statement (a “Monthly Report”) to the Holders (including, without limitation, all information in respect of distributions to be made on the related Distribution Date pursuant to Section 5.02) pursuant to and in accordance with the terms and conditions specified in the Servicing Agreement, in the form of Exhibit A thereto.
          (c) Annual Report. The Trustee (or the Servicer on its behalf) will deliver to the Controlling Noteholder, within ninety (90) days after the end of each calendar year (commencing with the calendar year ending 2011), an Officer’s Certificate stating, as to the Person signing such Officer’s Certificate, that: (i) a review of the activities of the Trust during such year and of its performance under this Agreement has been made under such Person’s supervision or direction; and (ii) to the best of such Person’s knowledge, based on such review, the Trust has complied with all of its duties, covenants and obligations under this Agreement throughout such year, or, if there has been such a default in its compliance with any such duty, covenant or obligation, specifying each such default known to such Person and the nature and status thereof as of the date of such Officer’s Certificate.
          (d) Access to Documents; Information Requests. In addition to the various inspection rights afforded to the Controlling Noteholder by Section 11.12, the Trustee and the Trust Depositor agree to provide promptly all information and documentation reasonably requested by the Controlling Noteholder from time to time, and each of the Trustee and the Trust Depositor shall cooperate fully with the Controlling Noteholder in respect of further actions to be taken by the Trustee or Trust Depositor, as applicable, in connection with such information or document requests.

          Section 5.05 Signature on Returns; Tax Matters Partner.
          The Trustee shall sign on behalf of the Trust any trust tax returns of the Trust (prepared by the Trustee or the Holder of the Residual Interest Certificate), and the Holder of the Residual Interest Certificate shall sign any partnership information returns of the Trust. The initial Holder of the Residual Interest Certificate shall be the tax matters partner of the partnership if the Trust is treated as a partnership for United States federal income tax purposes until such time as such Holder ceases to be a Holder of the Residual Interest Certificate or another partner is designated as the tax matters partner.
ARTICLE VI
AUTHORITY AND DUTIES OF TRUSTEE
          Section 6.01 General Authority.
          The Trustee shall have exclusive power and authority, and is hereby authorized and empowered, in the name and on behalf of the Trust, to execute and deliver the Transaction Documents to which the Trust is to be a party and each certificate or other document attached as an Exhibit to or contemplated by the Transaction Documents to which the Trust is to be a party and any amendment or other agreement or instrument, in each case, in such form as the Trustee, shall approve, as evidenced conclusively by the Trustee’s execution thereof. In addition to the foregoing, the Trustee shall have power and authority and hereby is further authorized (but shall have no duty) to take all actions required of the Trust pursuant to the Transaction Documents. To the extent the Servicer is entitled to make recommendations to the Trustee under the Servicing Agreement, the Trustee shall have power and authority and hereby is further authorized from time to time to take such action as the Servicer recommends with respect to the Transaction Documents. Each of the Trustee and the Trust Depositor acknowledge that in the event that the Back-up Servicer becomes the Servicer, it will thereafter be deemed the “Servicer” for all purposes of this Agreement.
          Section 6.02 General Duties.
          It shall be the duty of the Trustee to discharge (or cause to be discharged) all of the duties expressly required to be performed by the Trustee under the terms of this Agreement and the Transaction Documents to which the Trust is a party in the interest of the Holders, subject to the Transaction Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Trust Depositor has agreed hereunder or the Servicer has agreed in the Servicing Agreement to perform any act or to discharge any duty of the Trustee or of the Trust under any Transaction Document, and the Trustee shall not be held personally liable for the default or failure of the Trust Depositor or the Servicer to carry out its obligations under this Agreement or any other Transaction Document to which the Trust is a party.

          Section 6.03 Release of Assets.
          (a) Subject to the payment to the Trustee of the Trustee Fee pursuant to Section 5.02, the Trustee may, upon the written direction of the Controlling Noteholder, and when required by the provisions of this Agreement shall, execute instruments to release property from the lien of this Agreement, or convey the Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of the Transaction Documents. No party relying upon an instrument executed by the Trustee as provided hereunder shall be bound to ascertain the Trustee’s authority, inquire into the satisfaction of any conditions precedent, or see to the application of any moneys.
          (b) The Trustee shall, at such time as (i) none of the Class A Note (or the Class A Notes, if there is more than one Class A Note) or the Residual Interest Certificate is outstanding and (ii) all sums due the Trustee pursuant to this Agreement have been paid in full, or (iii) after an Event of Default that is continuing (subject to any applicable cure period therefore), at the direction of the Controlling Noteholder given to the Trustee, the Trustee is ordered to liquidate the Assets pursuant to Section 6.04, release any remaining portion of the Assets that secured the Class A Note (or the Class A Notes, if there is more than one Class A Note) and the Residual Interest Certificate from the lien of this Agreement. The Trustee shall release property from the lien of this Agreement pursuant to this Section 6.03(b) only upon the Trustee’s receipt of a written request from the Controlling Noteholder accompanied by an officer’s certificate of the Controlling Noteholder (as further described below) and an Opinion of Counsel stating that all conditions precedent to such release have been satisfied. The Controlling Noteholder shall give the Trustee at least two (2) Business Days’ notice when requested by the Controlling Noteholder to take any action pursuant to this Section 6.03(b), accompanied by copies of any instruments to be executed.
          Section 6.04 Action Following an Event of Default; Limitation of Liability.
          (a) Notwithstanding anything to the contrary in this Agreement, if an Event of Default has occurred and is continuing, the Trustee shall take direction from the Controlling Noteholder (at the conclusion of any applicable notice and/or cure period described in the definition of “Event of Default” in Article I hereof) and continue to exercise the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs with respect to the Assets. If the definition of “Event of Default” in Article I does not contain a notice or cure period for a particular Event of Default, at any time following the occurrence of such event, the Controlling Noteholder may instruct the Trustee to exercise any and all remedies available to it under this Agreement following an Event of Default.
          (b) The Trustee shall mail to each Holder, the Servicer and the Trust Depositor notice of an Event of Default promptly after a Responsible Officer of the Trustee has actual knowledge thereof.
          (c) At any time during the continuance of any Event of Default (that is not cured within any applicable cure period described in the definition of “Event of Default” in Article I hereof), upon the written request of the Controlling Noteholder given to the Trustee, the Trustee shall forthwith pay the remainder of the funds in the Accounts in accordance with the order of priority set forth in Section 5.02(a), but without giving effect to any distributions to be made under Section 5.02(a)(i). In addition, at the request of the Controlling Noteholder given to the Trustee, the Trustee shall release the lien of this Agreement pursuant to Section 6.03, sell the Assets and deposit the proceeds of such sale into the Payment Account for immediate distribution to the Holders pursuant to Section 5.02(d).
     (d) Except during the continuance of an Event of Default:
          (i) the Trustee undertakes to perform such duties and only such duties as are expressly set forth in this Agreement and no implied covenants, duties or obligations shall be read into this Agreement against or upon the Trustee; and
          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the information, statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Agreement.
     (e) The Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:
          (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.04;
          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and
          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to this Section 6.04.
          (f) Every provision of this Agreement that in any way relates to the Trustee is subject to paragraphs (a), (d), (e) and (g) of this Section 6.04.
          (g) The Trustee shall be under no duty or obligation to exercise any of the rights or powers vested in it by this Agreement, to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or obligations hereunder or to honor the request or direction of any of the Holders pursuant to this Agreement, unless such Holder or Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities that might be incurred by it in compliance with the request or direction. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits).

          (h) Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.04.
          (i) The Trustee shall not be deemed to have notice of any Event of Default or Servicer Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee’s Corporate Trust Office has actual knowledge thereof.
          (j) Notwithstanding anything herein or in any other Transaction Document to the contrary, and regardless of whether an Event of Default has occurred, neither the Trustee nor any of its officers, directors, employees, agents or affiliates shall have any implied duties (including common law fiduciary duties) or liabilities under this Agreement or with respect to the Trust or any other Person. To the extent that provisions of this Agreement restrict or eliminate the duties (including fiduciary duties) and liabilities of the Trustee or any other Person otherwise existing at law or in equity, such provisions are agreed by the parties hereto and any Holder by its acceptance of any Class A Note or Residual Interest Certificate, as applicable, to replace such other duties and liabilities of the Trustee and such other persons.
          Section 6.05 Action upon Instruction.
          (a) Subject to Article IV and Section 7.01 and in accordance with the terms of the Transaction Documents, the Controlling Noteholder may by written instruction (given to the Trustee) direct the Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction delivered by the Controlling Noteholder to the Trustee pursuant to Article IV.
          (b) The Trustee shall not be required to take any action or refrain from taking any action hereunder or under any Transaction Document if the Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in any personal liability on the part of the Trustee or is contrary to the terms hereof or of any Transaction Document or is otherwise contrary to Applicable Law.
          (c) Whenever the Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Transaction Document to which the Trust is a party, the Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Controlling Noteholder requesting instruction from the Controlling Noteholder as to the course of action to be adopted and stating that if the Trustee shall not have received appropriate instruction from the Controlling Noteholder within ten (10) Business Days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) the Trustee may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement and the other Transaction Documents to which the Trust is a party as it shall deem to be in the best interests of the Holders and shall have no personal liability to any Person for such action or inaction. To the extent the Trustee acts or refrains from acting in good faith in accordance with any written instruction received by the Trustee from the Controlling Noteholder, the Trustee shall not be personally liable on account of such action or inaction to any Person. If the Trustee shall not have received appropriate instruction from the Controlling Noteholder within ten (10) Business Days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) the Trustee may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement and the other Transaction Documents to which the Trust is a party as the Trustee shall deem to be in the best interests of the Holders and shall have no personal liability to any Person for such action or inaction.
          (d) In the event that the Trustee is unsure as to the application of any provision of this Agreement or any Transaction Document to which the Trust is a party or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Trustee or is silent or is incomplete as to the course of action that the Trustee is required or permitted to take with respect to a particular set of facts, the Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Controlling Noteholder requesting instruction from such Holder and stating that if the Trustee shall not have received appropriate instruction from such Holder within ten (10) Business Days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Transaction Documents to which the Trust is a party as it shall deem to be in the best interests of the Holders, and shall have no personal liability to any Person for such action or inaction. To the extent that the Trustee acts or refrains from acting in good faith in accordance with any such instruction received from the Controlling Noteholder, the Trustee shall not be personally liable, on account of such action or inaction, to any Person. If the Trustee shall not have received appropriate instruction from the Controlling Noteholder within ten (10) Business Days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Transaction Documents to which the Trust is a party as the Trustee shall deem to be in the best interests of the Holders, and shall have no personal liability to any Person for such action or inaction.
          Section 6.06 No Duties Except as Specified in this Agreement or in Instructions.
          The Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, the Transaction Documents to which the Trust is a party or any document contemplated hereby or thereby, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any other Transaction Document to which the Trust is a party against the Trustee. Except pursuant to appropriate written instructions from the Servicer, the Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien or to prepare or file any Commission filing for the Trust or to record this Agreement or any Transaction Document. The Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Trustee that are not related to the Trust, this Agreement, the Trustee’s serving as Trustee or the ownership or the administration of the Trust Estate.
          Section 6.07 Restrictions.
          The Trustee shall not take any action that, (i) is inconsistent with the purposes of the Trust set forth in Section 2.03 or (ii) to the actual knowledge of a Responsible Officer of the Trustee, would result in the Trust’s becoming taxable as a corporation for federal income tax purposes. No Holder shall direct the Trustee to take any action that would cause the Trustee to violate the provisions of this Section 6.05.
ARTICLE VII
CONCERNING THE TRUSTEE
          Section 7.01 Acceptance of Trusts and Duties.
          The Trustee accepts the trusts hereby created and agrees to perform its duties hereunder but only upon the express terms of this Agreement. The Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of this Agreement and the other Transaction Documents to which the Trust is a party. The Trustee shall not be personally answerable or accountable hereunder or under any other Transaction Document to which the Trust is a party under any circumstances, except to the Trust and the Holders (i) for its own willful misconduct, bad faith or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.02 expressly made by the Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):
          (a) the Trustee shall not be personally liable for any error of judgment made by a Responsible Officer of the Trustee which did not result from gross negligence on the part of such Responsible Officer;
          (b) the Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Trust Depositor, the Servicer or of the Controlling Noteholder (or, if applicable, any Holder) under this Agreement or the Transaction Documents to which the Trust is a party;
          (c) no provision of this Agreement or any other Transaction Document to which the Trust is a party shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance or exercise of any of its rights, powers or remedies hereunder or under any Transaction Document to which the Trust is a party if the Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;
          (d) under no circumstances shall the Trustee be personally liable for indebtedness evidenced by or arising under any of the Transaction Documents to which the Trust is a party;

          (e) the Trustee shall not be personally responsible (i) for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Trust Depositor, (ii) for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or (iii) for or in respect of the validity or sufficiency of the Transaction Documents to which the Trust is a party, other than the Trustee’s due execution of the Class A Note (or the Class A Notes, if there is more than one Class A Note) and the Residual Interest Certificate on behalf of the Trust and of the certificate of authentication on the Class A Note (or the Class A Notes, if there is more than one Class A Note) and the Residual Interest Certificate, and the Trustee shall in no event assume or incur any personal liability, duty, or obligation to any Holder other than as expressly provided for herein or expressly agreed to in the Transaction Documents to which the Trust is a party;
          (f) the Trustee shall not be personally liable for the default or misconduct of the Trust Depositor, the Trustee, the Servicer, any Holder or any other Person under any of the Transaction Documents to which the Trust is a party or otherwise and the Trustee shall have no obligation or personal liability to perform the obligations of the Trust under this Agreement or the other Transaction Documents to which the Trust is a party that are required to be performed by the Servicer or the Trust Depositor under the Servicing Agreement or the Receivables Purchase Agreement, as applicable; and
          (g) the Trustee shall be under no obligation to exercise any of the rights, powers or remedies vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Transaction Document to which the Trust is a party, at the request, order or direction of any of the Holders, unless such Holders have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Trustee therein or thereby. The right of the Trustee to perform any discretionary act enumerated in this Agreement or in any other Transaction Document shall not be construed as a duty, and the Trustee shall not be personally answerable therefor other than to the Trust and the Holders for its willful misconduct, bad faith or gross negligence in the performance of any such act.
          Section 7.02 Representations and Warranties.
          The Trustee hereby represents and warrants to the Trust Depositor and the Trust, for the benefit of the Trust Depositor and the Holders, that:
          (a) It is a Delaware banking corporation, duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.
          (b) It has full power, authority and legal right to execute, deliver and perform this Agreement and the other Transaction Documents to which the Trust is a party and has taken all action necessary to authorize the execution, delivery and performance by it of this Agreement and the other Transaction Documents to which the Trust is a party, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof, will (i) contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Trustee or any judgment or order binding on it, (ii) constitute any default under its charter documents or organizational documents or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or (iii) result in the creation or imposition of an lien, charge or encumbrance on the Trust Estate resulting from actions by or claims against the Trustee individually which are unrelated to this Agreement or the other Transaction Documents to which the Trust is a party.
          (d) This Agreement and the other Transaction Documents to which the Trust or the Trustee (as applicable) is a party have been duly executed and delivered by the Trustee on behalf of the Trust or the Trustee (as applicable), and each such document constitutes a legal, valid and binding obligation of the Trustee on behalf of the Trust or the Trustee (as applicable), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors’ rights generally and creditors of national banking associations and subject to general principles of equity.
          (e) To the best of the Trustee’s knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trustee or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Trustee of its obligations under, or the validity or enforceability of, this Agreement.
          Section 7.03 Reliance; Advice of Counsel.
          (a) The Trustee shall incur no personal liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by the Trustee to be genuine and believed by it to be signed by an appropriate Person or Persons. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Trustee may for all purposes hereof require and rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officer or agent of an appropriate Person or Persons or of any manager thereof, as to such fact or matter and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.
          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Transaction Documents to which the Trust is a party, the Trustee may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Trustee shall not be personally liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Trustee with reasonable care, and may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Trustee shall not be personally liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons. The Trustee shall have no duty to monitor or supervise any other trustee, the Registrar, the Trust Depositor, the Holders, the Servicer, any Subservicer, the Trustee, any agent, independent contractor, officer, employee or manager of the Trust, any delegatee of any trustee, or any other Person.
          Section 7.04 Not Acting in Individual Capacity.
          Except as provided in this Article VII, in performing its duties hereunder, the Trustee acts solely as Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Trustee by reason of the transactions contemplated by this Agreement or any Transaction Document shall look only to the Trust Estate for payment or satisfaction thereof and not the assets or properties of the Trustee.
          Section 7.05 Trustee Not Liable for Class A Note, Residual Interest Certificate or Assets.
          The recitals contained herein and in the Class A Note (or the Class A Notes, if there is more than one Class A Note) and the Residual Interest Certificate shall be taken as the statements of the Trust Depositor and the Trustee assumes no personal responsibility for the correctness thereof. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement, of any other Transaction Document or of the Class A Note (or the Class A Notes, if there is more than one Class A Note) or the Residual Interest Certificate (other than as to the due execution by the Trustee of the Class A Note (or the Class A Notes, if there is more than one Class A Note) and the Residual Interest Certificate on behalf of the Trust and the certificate of authentication of the Trustee on the Class A Note (or the Class A Notes, if there is more than one Class A Note) and the Residual Interest Certificate) or of any Asset or related documents. The Trustee shall at no time have any personal responsibility or liability for or with respect to the legality, validity and enforceability of any Asset, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed by the Trustee to Holders under this Agreement, including, without limitation: (a) the existence, condition and ownership of any collateral securing an Asset; (b) the existence and enforceability of any insurance thereon; (c) the validity of the assignment of any Asset to the Trust or of any intervening assignment; (d) the performance or enforcement of any Asset; and (e) the compliance by the Trust Depositor or the Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation, or any action of the Trust Depositor, the Trustee or the Servicer or any subservicer taken in the name of the Trustee.
          Section 7.06 Further Instruments and Acts.
          Upon request of the Trust Depositor or the Controlling Noteholder, the Trustee will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Agreement (provided nothing herein shall be deemed to impose an obligation on the Trust Depositor or the Controlling Noteholder to so request).
          Section 7.07 Enforcement.
          The Trustee shall not take any action, or fail to take any action, if such action or failure to take action would reasonably be expected to interfere materially with the enforcement of any rights of the Controlling Noteholder under this Agreement or the other Transaction Documents.
          Section 7.08 Trustee May Own the Class A Note and/or the Residual Interest Certificate.
          The Trustee in its individual or any other capacity may become the owner or pledgee of the Class A Note (or the Class A Notes, if there is more than one Class A Note) and/or the Residual Interest Certificate and may deal with the Trust Depositor, the Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Trustee, or if the Trust were not a party to the Transaction Documents to which it is a party.
ARTICLE VIII
COMPENSATION OF TRUSTEE
          Section 8.01 Trustee’s Fees and Expenses.
          The Trustee Fee shall be paid to the Trustee as compensation for its services performed hereunder, pursuant to the Priority of Payments. In addition, any fees separately agreed upon on or before the date hereof between the Trust Depositor and the Trustee shall be paid by the Trust Depositor to the Trustee, and the Trust Depositor shall reimburse the Trustee for its other reasonable costs and expenses incurred hereunder, including, but not limited to, the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. The Trust Depositor shall be responsible for such fees and expenses only to the extent the same are not paid to the Trustee pursuant to the Priority of Payments and the Fee Letter, such fees and expenses to be paid to the Trustee in accordance with the Priority of Payments and the Fee Letter.
          Section 8.02 Indemnification.
          The Trust Depositor shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Trust, the Trustee and its Affiliates and their respective successors, assigns, directors, officers, employees, agents and servants (collectively, the “Indemnified Parties”) from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits (provided that any indemnification for damages is limited to actual damages, not consequential, special or punitive damages), and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may at any time be imposed on, incurred by or asserted or threatened against an Indemnified Party in any way relating to or arising out of this Agreement, the Transaction Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Trust or Trustee hereunder, except only that the Trust Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting solely from the gross negligence, willful misconduct, bad faith of an Indemnified Party. The indemnities contained in this Section shall survive the resignation or termination of the Trustee and the termination of this Agreement. If an Indemnified Party seeks indemnification hereunder it shall promptly notify the Trust Depositor if a Responsible Officer of the Indemnified Party receives a demand, complaint, claim, compulsory process or other notice of any loss, claim, damage or liability giving or reasonably expected to give rise to a claim of indemnification hereunder but failure to provide such notice shall not relieve the Trust Depositor of its indemnification obligations hereunder unless the Trust Depositor is deprived of material substantive or procedural rights or defenses as a result thereof. If the Trustee is named as a defendant in any litigation or other proceedings in respect of which the Trust Depositor would have indemnification obligations hereunder, the Trustee shall promptly notify the Trust Depositor of the same. While maintaining control over its own defense, the Trustee shall cooperate and consult with the Trust Depositor in preparing such defense. No settlement of any such proceedings shall be agreed by the Trustee without the consent (which shall not be unreasonably withheld, delayed or conditioned) of the Trust Depositor.
          Section 8.03 Payments to the Trustee.
          Any amounts paid to the Trustee pursuant to this Article VIII shall be deemed not to be a part of the Trust Estate immediately after such payment.
ARTICLE IX
TERMINATION OF AGREEMENT
          Section 9.01 Termination of Agreement.
          (a) The Trust shall dissolve, be wound up and terminate in accordance with Section 3808 of the Statutory Trust Statute upon (i) the final distribution by the Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Receivables Purchase Agreement and this Agreement, upon which the Trustee will notify the Trust Depositor in writing and (ii) the delivery to the Trustee of the written consent of the Controlling Noteholder. The bankruptcy, liquidation, termination, dissolution, death or incapacity of any Holder shall not (x) operate to dissolve or terminate this Agreement or the Trust or (y) entitle such Holder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto. For the avoidance of doubt, the Controlling Noteholder may terminate the Trust at any time following the occurrence of the Class A Payoff Date.
          (b) Except as provided in Section 9.01(a), neither the Trust Depositor nor any Holder shall be entitled to revoke or terminate the Trust.
          (c) Notice of any termination of the Trust, specifying the Distribution Date upon which each Holder entitled under Section 5.02 to receive funds from the Trust on such

Distribution Date shall surrender its Class A Note and/or the Residual Interest Certificate to the Trustee for payment of the final distribution and cancellation, shall be given by the Trustee by letter to Holders mailed within five (5) Business Days of receipt by the Trustee of notice of such termination from the Servicer stating, as set forth in such notice from the Servicer, (i) the Distribution Date upon or with respect to which final payment of such Class A Note and/or the Residual Interest Certificate shall be made upon presentation and surrender to the Trustee of such Class A Note and/or the Residual Interest Certificate at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender to the Trustee of such Class A Note and/or the Residual Interest Certificate at the office of the Trustee therein specified. The Trustee shall give such notice to the Registrar (if other than the Trustee) at the time such notice is given by the Trustee to Holders. Upon presentation and surrender to the Trustee of the Class A Note (or Class A Notes, if there is more than one Class A Note) and/or the Residual Interest Certificate, the Trustee shall cause to be distributed to the surrendering Holder or Holders all amounts distributable to such Holder or Holders (if any) on such Distribution Date pursuant to Section 5.02.
          In the event that all of the Holders entitled to receive a distribution on the final Distribution Date shall not surrender to the Trustee the Class A Note (or Class A Notes, if there is more than one Class A Note) and/or the Residual Interest Certificate for cancellation within six (6) months after the date specified in the above mentioned notice, the Trustee shall give a second notice to the remaining Holders to surrender the Class A Note (or Class A Notes, if there is more than one Class A Note) and/or the Residual Interest Certificate for cancellation and receive the final distribution with respect thereto. If within one (1) year after such second notice the Class A Note (or Class A Notes, if there is more than one Class A Note) and/or the Residual Interest Certificate held by Holders entitled to receive a distribution on the final Distribution Date shall not have been surrendered to the Trustee for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact such remaining Holders concerning surrender of the Class A Note (or Class A Notes, if there is more than one Class A Note) and/or the Residual Interest Certificate, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Trustee to the Trust Depositor. Holders shall thereafter look solely to the Trust Depositor as general unsecured creditors.
          (d) Upon the winding up of the Trust and payment of all liabilities in accordance with Section 3808 of the Statutory Trust Statute, the Servicer or the Controlling Noteholder shall direct the Trustee to cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute. Thereupon, the Trust and this Agreement (other than the rights, benefits, protections, privileges and immunities of the Trustee and the Trustee) shall terminate.

ARTICLE X
SUCCESSOR TRUSTEES AND ADDITIONAL TRUSTEES
          Section 10.01 Eligibility Requirements for Trustee.
          The Trustee shall at all times be a Person (a) satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; (b) authorized to exercise corporate trust powers; (c) having a combined capital and surplus of at least $200,000,000 and subject to supervision or examination by federal or state banking authorities; and (d) having (or having a parent that has) an investment grade rating with respect to S&P and Moody’s; provided that the Trustee (or its parent) need not have an investment grade rating with respect to S&P until the date that is one-hundred eighty-one (181) days after the Closing Date. If such Person shall publish reports of condition at least annually pursuant to Applicable Law or the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.01, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 10.01, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.
          Section 10.02 Resignation or Removal of Trustee.
          (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving notice thereof to the Trust Depositor and the Controlling Noteholder. Upon receiving such notice of resignation, the Trust Depositor shall promptly appoint a successor Trustee acceptable to the Controlling Noteholder by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy shall be delivered to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Trustee, at the expense of the Trust Depositor, may petition any court of competent jurisdiction for the appointment of a successor Trustee.
          (b) The Controlling Noteholder may remove the Trustee at any time (1) that the Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Controlling Noteholder, (2) the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or (3) the Trustee causes the Trust to default in any of its obligations under the Transaction Documents to which the Trust is a party and such default is not cured within thirty (30) days after an officer of the Trustee receives notice of such default or (4) that is more than one-hundred eighty (180) days after the Closing Date and the Trustee (or its parent) does not have an investment grade rating from S&P. If the Controlling Noteholder shall remove the Trustee under the authority of the immediately preceding sentence, the Trust Depositor shall promptly, but in no event later than five (5) Business Days after such removal, appoint a successor Trustee acceptable to the Controlling Noteholder by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Trustee so removed, and one copy shall be delivered to the successor Trustee, and the Trust Depositor shall pay all fees owed to the outgoing Trustee in its individual capacity.
          (c) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until the appointment by the successor Trustee acceptable to the Controlling Noteholder pursuant to Section 10.03 has become effective and, in the case of removal, payment by the Trust Depositor of all accrued and unpaid fees and expenses owed to the outgoing Trustee in its individual capacity. The Trust Depositor shall provide notice of such resignation or removal of the Trustee to all Holders and the Servicer within five (5) Business Days thereafter.
          Section 10.03 Successor Trustee.
          (a) Any successor Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Controlling Noteholder and the Trust Depositor and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall upon payment of fees and expenses owing to it in its individual capacity by the Trust Depositor deliver to the successor Trustee all documents and statements and monies held by it under this Agreement; and the Trust Depositor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.
          (b) No successor Trustee shall accept appointment as provided in this Section 10.03 unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 10.01.
          (c) Any retiring Trustee shall promptly transfer all property (including the Assets) held by it as Trustee hereunder to any successor Trustee and shall execute and deliver such instruments and such other documents as may reasonably be required to more fully and certainly vest and confirm in the successor Trustee all such rights, powers, duties and obligations.
          (d) If a successor Trustee does not take office within thirty (30) days after the retiring Trustee resigns or is removed, the retiring Trustee, the Trust Depositor or the Controlling Noteholder may petition any court of competent jurisdiction for the appointment of a successor Trustee.
          (e) Upon acceptance of appointment by a successor Trustee pursuant to this Section 10.03, the Trust Depositor shall mail notice thereof to all Holders and the Servicer within five (5) Business Days thereafter. If the Trust Depositor shall fail to mail such notice within five (5) days after acceptance of such appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Trust Depositor. Furthermore, upon acceptance of appointment by a successor Trustee pursuant to this Section 10.03, such successor

Trustee shall file an amendment to the Certificate of Trust with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute.
          Section 10.04 Merger or Consolidation of Trustee.
          (a) Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, as applicable, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that such Person shall be eligible pursuant to Section 10.01; and provided, further, that the Trustee shall mail notice of any such merger or consolidation to all Holders, the Servicer and the Trust Depositor and file an amendment to the Certificate of Trust with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute.
          (b) In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Agreement the Class A Note (or Class A Notes, if there is more than one Class A Note) and/or the Residual Interest Certificate shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Class A Note (or Class A Notes, if there is more than one Class A Note) and/or the Residual Interest Certificate so authenticated; and in case at that time the Class A Note (or Class A Notes, if there is more than one Class A Note) and/or the Residual Interest Certificate shall not have been authenticated, any successor to the Trustee may authenticate the Class A Note (or Class A Notes, if there is more than one Class A Note) and/or the Residual Interest Certificate either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere provided for in the Class A Note (or Class A Notes, if there is more than one Class A Note) and/or the Residual Interest Certificate or in this Agreement.
          Section 10.05 Appointment of Co-Trustee or Separate Trustee.
          (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Trust Depositor and the Trustee acting jointly shall have the power and authority to execute and deliver all instruments to appoint one or more Persons approved by the Trust Depositor and Trustee to act as co-trustee, jointly with the Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust Estate or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trust Depositor and the Trustee may consider necessary or desirable. If the Trust Depositor shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Trustee alone shall have the power, authority and authorization to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

          (b) Each separate trustee and co-trustee shall, to the extent permitted by any Applicable Law, be appointed and act subject to the following provisions and conditions:
     (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any Applicable Law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;
     (ii) no separate trustee or co-trustee under this Agreement or the Trustee shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and
     (iii) the Trust Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.
          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to each of the Trust Depositor, the Trustee and the Servicer.
          (d) Any separate trustee or co-trustee may at any time appoint the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name, and the Trustee shall have the full power and authority to delegate its responsibilities to the Servicer as provided for herein and in the other Transaction Documents. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

ARTICLE XI
MISCELLANEOUS
          Section 11.01 Supplements and Amendments.
          (a) This Agreement may be amended by the written agreement executed by the Trust Depositor and the Trustee, without the consent of the Holders, to cure any ambiguity, or to correct or supplement any provisions in this Agreement.
          (b) Except as provided in Section 11.01(a) hereof, this Agreement may be amended from time to time by the written agreement executed by the Trust Depositor and the Trustee, with the prior consent of the Controlling Noteholder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders hereunder; provided that (i) at all times, no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of any amounts received on the Assets which are required to be distributed by the Trust on any Class A Note without the consent of the Holder of such Class A Note and (ii) after the Class A Target Condition is satisfied, no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of any amounts received on the Assets which are required to be distributed by the Trust on any Class A Note or Residual Interest Certificate without the consent of the Holder of such Class A Note or Residual Interest Certificate.
          (c) Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Holder and a copy of each such amendment or consent to the Servicer.
          (d) It shall not be necessary for the consent of Holders pursuant to this Section 11.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Holders provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable requirements as the Trustee may prescribe.
          (e) Promptly after the execution of any amendment to the Certificate of Trust, the Trustee shall cause the filing of such amendment with the Secretary of State.
          (f) The Trustee may, but shall not be obligated to, enter into any amendment that affects the Trustee’s own rights, duties or immunities under this Agreement or otherwise. Notwithstanding any other provision herein or elsewhere, no provision, amendment, supplement, waiver, or consent of or with respect to any of the Transaction Documents that affects any right, power, authority, duty, benefit, protection, privilege, immunity or indemnity of the Trustee shall be binding on the Trustee unless the Trustee shall have expressly consented thereto in writing in advance.

          Section 11.02 No Legal Title to Trust Estate in Holders.
          The Holders shall not have legal title to any part of the Trust Estate. The Holders shall be entitled to receive (i) in the case of a Class A Note, distributions from the Trust with respect to the payment obligations of the Trust in respect of principal, Fixed Interest and Contingent Interest thereon pursuant to Section 5.02, or (ii) in the case of the Residual Interest Certificate, a beneficial ownership interest in the Trust, in each case, only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Holders to and in their (i) in the case of a Class A Note, distributions from the Trust with respect to the payment obligations of the Trust in respect of principal, Fixed Interest and Contingent Interest thereon pursuant to Section 5.02, or (ii) in the case of the Residual Interest Certificate, a beneficial ownership interest in the Trust, shall operate to dissolve the Trust or terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.
          Section 11.03 Limitations on Rights of Others.
          The provisions of this Agreement are solely for the benefit of the Trust, the Trustee, the Indemnified Parties, the Trust Depositor and the Holders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.
          Section 11.04 Notices; Waiver.
          (a) Any request, demand, authorization, direction, notice, consent, waiver or act of Holders or other documents or instruments provided or permitted by this Agreement shall be given in writing to and mailed, return receipt requested, hand delivered, sent by overnight courier service guaranteeing next day delivery or by facsimile or telecopy in legible form, if to the Trustee, addressed to its Corporate Trust Office, 1100 North Market Street, Wilmington, DE 19890-0001, Attention: Corporate Trust Administration, c/o Yvette Howell; or if to the Trust Depositor, addressed to Contingent Settlements I, LLC, c/o Washington Square Financial, LLC, 701 Park of Commerce Boulevard, Suite 301, Boca Raton, FL 33487, or if to a Holder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Register.
          (b) Delivery of any request, demand, authorization, direction, notice, consent, waiver or act of Holders or other documents or instruments made as provided above will be deemed effective (except that notice to the Trustee shall be deemed given only upon actual receipt by a Responsible Officer of the Trustee): (i) if in writing and delivered in Person or by overnight courier service, on the date it is delivered; (ii) if sent by facsimile transmission, on the date that transmission is received by the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine); and (iii) if sent by mail, on the date that mail is delivered or its delivery is attempted; in each case, unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Business Day.
          (c) Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver. In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.
          Section 11.05 Severability.
          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          Section 11.06 Separate Counterparts.
          This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
          Section 11.07 Successors and Assigns.
          All rights, covenants, obligations, remedies and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Trust Depositor, the Trustee, each Holder and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Holder shall bind the successors and assigns of such Holder.
          Notwithstanding anything to the contrary in this Agreement or any of the Transaction Documents, no transfer, exchange or assignment of the Residual Interest Certificate shall be made without the prior written consent of the Controlling Noteholder.
          Section 11.08 No Petition.
          (a) The Trust Depositor shall not, prior to the date which is one year and one day (or, if longer, the applicable preference period then in effect) after payment in full of each Class A Note and Residual Interest Certificate (or such longer preference period as shall then be in effect), institute against the Trust or the Trust Estate any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Class A Note (or Class A Notes, if there is more than one Class A Note) and/or the Residual Interest Certificate, this Agreement or any of the other Transaction Documents.

          (b) To the extent permitted by Applicable Law, the Trustee, by entering into this Agreement, and each Holder, by accepting a Class A Note or Residual Interest Certificate, hereby covenant and agree that they will not, prior to the date which is one year and one day (or if longer, the applicable preference period as shall then be in effect) after payment in full of each Class A Note and Residual Interest Certificate (or such longer preference period as shall then be in effect), institute against the Trust or the Trust Estate, or join in any institution against the Trust or the Trust Estate of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Class A Note (or Class A Notes, if there is more than one Class A Note) and/or the Residual Interest Certificate, this Agreement or any of the other Transaction Documents.
          (c) The provisions of this Section 11.08 shall survive the termination of this Agreement for any reason whatsoever.
          Section 11.09 No Recourse.
          Each Holder by accepting the Class A Note or Residual Interest Certificate acknowledges that such Holder’s Class A Note and/or the Residual Interest Certificate represent (i) in the case of a Class A Note, the right to receive distributions from the Trust with respect to the payment obligations of the Trust in respect of principal, Fixed Interest and Contingent Interest thereon pursuant to Section 5.02, or (ii) in the case of the Residual Interest Certificate, a beneficial ownership interest in the Trust only and do not represent interests in or obligations of the Trust Depositor, the Servicer, the Trustee, the Registrar or any Affiliate thereof and no recourse may be had by any Holder against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Class A Note (or Class A Notes, if there is more than one Class A Note) and/or the Residual Interest Certificate or the Transaction Documents. Each Holder by accepting a Class A Note or Residual Interest Certificate acknowledges and agrees that such Class A Note or Residual Interest Certificate represents (i) in the case of a Class A Note, distributions from the Trust with respect to the payment obligations of the Trust in respect of principal, Fixed Interest and Contingent Interest thereon pursuant to Section 5.02, or (ii) in the case of the Residual Interest Certificate, a beneficial ownership interest in the Trust only and does not represent an interest in or an obligation of the Trust Depositor, the Servicer, the Originator, the Trustee or any Affiliate of the foregoing, and no recourse may be had against any such party or their assets, except as may be expressly set forth or contemplated in the Transaction Documents and (ii) enters into the undertakings and agreements provided for such Holder set forth in the Note Purchase Agreement. The right to receive distributions of the assets of the Trust or the proceeds thereof arising under this Agreement or the Class A Note (or Class A Notes, if there is more than one Class A Note) and/or the Residual Interest Certificate shall be payable solely in accordance with the Priority of Payments (or in the case of Term Certain Periodic Payments, pursuant to Section 5.02(e)) until the final discharge of this Agreement, and no Holder shall have any recourse against the Trust or the Trust Estate except in accordance therewith. The provisions of this Section 11.09 shall survive any termination of this Agreement.

          Section 11.10 1940 Act.
          The Trust shall not and the Trustee shall not knowingly take any action that would cause the Trust or the Assets to be required to register as an “investment company” under the 1940 Act (or any successor or amendatory statute).
          Section 11.11 Headings.
          The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
          Section 11.12 Inspection; Confidentiality.
          The Trustee agrees that, on reasonable prior notice to the Trustee, it will permit any representative of the Controlling Noteholder, during the Trustee’s normal business hours, and in a manner that does not unreasonably interfere with the Trustee’s normal operations, to examine all the books of account, records, reports and other documents solely related to the Trust, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Trust’s affairs, finances and accounts with the Trust’s Responsible Officers, and independent certified public accountants, all at such reasonable times, in such reasonable manner, and as often as may be reasonably requested. The Trustee shall and shall cause its representatives, its legal counsel and its auditors to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder and under Applicable Law.
          Section 11.13 GOVERNING LAW.
          (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THIS TRUST.
          (b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.13(b).

          (c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY DELAWARE COURT SITTING IN THE CITY OF WILMINGTON OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE DISTRICT OF DELAWARE, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH SUCH PERSON HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH DELAWARE COURT SITTING IN THE CITY OF WILMINGTON OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT SITTING IN THE DISTRICT OF DELAWARE. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
[Remainder of Page Intentionally Left Blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

CONTINGENT SETTLEMENTS I, LLC, as Trust Depositor
By:
Name:
Title:

WILMINGTON TRUST COMPANY, as Trustee and Registrar
By:
Name:
Title:

Structured Settlement Trust 2011-A
Trust Agreement

EXHIBIT A
FORM OF RESIDUAL INTEREST CERTIFICATE
THIS RESIDUAL INTEREST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS RESIDUAL INTEREST CERTIFICATE, AGREES THAT THIS RESIDUAL INTEREST CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE ACT AND OTHER APPLICABLE LAW AND ONLY (1) PURSUANT TO RULE 144A UNDER THE ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”) WHO IS A QUALIFIED PURCHASER FOR PURPOSES OF SECTION 3(C)(7) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (A “QUALIFIED PURCHASER”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB WHO IS A QUALIFIED PURCHASER PURCHASING FOR THE ACCOUNT OF A QIB WHO IS A QUALIFIED PURCHASER, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(1)-(3) OR (7) UNDER THE ACT) WHO IS A QUALIFIED PURCHASER PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE TRUST AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE ACT AND OTHER APPLICABLE LAW OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT. THE PURCHASE OF THIS RESIDUAL INTEREST CERTIFICATE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING OR HOLDING THIS RESIDUAL INTEREST CERTIFICATE OR ANY INTEREST THEREIN ON BEHALF OF OR WITH ANY ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, A “PLAN” DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (AS AMENDED, THE “CODE”) (COLLECTIVELY, A “PLAN”), OR GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW OR REGULATION SUBSTANTIVELY SIMILAR OR OF
Structured Settlement Trust 2011-A
Trust Agreement

SIMILAR EFFECT TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAW”); OR (II) IS A PLAN THAT IS NOT SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND ITS ACQUISITION AND HOLDING OF THIS RESIDUAL INTEREST CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW. SUCH REPRESENTATION SHALL BE DEEMED MADE ON EACH DAY FROM THE DATE ON WHICH THE ACQUIRER ACQUIRES ITS INTEREST IN THIS RESIDUAL INTEREST CERTIFICATE THROUGH AND INCLUDING THE DATE ON WHICH THE ACQUIRER DISPOSES OF ITS INTEREST IN THIS RESIDUAL INTEREST CERTIFICATE.
THIS RESIDUAL INTEREST CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

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Structured Settlement Trust 2011-A
RESIDUAL INTEREST CERTIFICATE
          Evidencing a beneficial ownership interest in the Trust, as defined below, the property of which includes primarily the Assets transferred to the Trust by Contingent Settlements I, LLC.
          (This Residual Interest Certificate does not represent an interest in or obligation of the Trust Depositor, the Servicer or the Trustee (each as defined below) (as such or in its individual capacity) or any of their respective affiliates, except to the extent described below.)
          THIS CERTIFIES THAT CONTINGENT SETTLEMENTS I, LLC is the registered owner of the nonassessable, fully paid, 100% beneficial ownership interest in STRUCTURED SETTLEMENT TRUST 2011-A (the “Trust”) formed by Contingent Settlements I, LLC.
          The Trust was created pursuant to a Trust Agreement, dated as of April 12, 2011 (and as it may be further amended, modified, restated, waived, substituted or supplemented from time to time in accordance with its terms, the “Trust Agreement”), between Contingent Settlements I, LLC, as trust depositor (the “Trust Depositor”) and Wilmington Trust Company, as Trustee of the Trust (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth below and a Certificate of Trust filed with the Secretary of State of the State of Delaware on April 12, 2011. To the extent not defined herein, capitalized terms used herein have the meanings assigned to them in the Trust Agreement.
          This Residual Interest Certificate is a duly authorized issue of Structured Settlement Trust 2011-A (herein called the “Residual Interest Certificate”). This Residual Interest Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Residual Interest Certificate by virtue of its acceptance hereof assents and by which such holder is bound.
          Under the Trust Agreement, there will be distributed on the seventeenth (17th) day of each month (or if such day is not a Business Day, the next succeeding Business Day) (each, a “Distribution Date”), commencing in June 2011, to the Person in whose name this Residual Interest Certificate is registered at the close of business on the last Business Day of the month immediately preceding the applicable Distribution Date (the “Record Date”), such distributions as are specified in Section 5.02 of the Trust Agreement. Such distributions will be made as provided in the Trust Agreement by the Trustee by wire transfer or check mailed to the Holder of record in the Register without the presentation or surrender of this Residual Interest Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Residual Interest Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender by the Holder of this Residual Interest Certificate at the office or agency maintained for that purpose by the Trustee.
          It is intended that the Class A Note (or the Class A Notes, if there is more than one Class A Note) be treated as indebtedness and that this Residual Interest Certificate be treated as the sole beneficial interest in the Trust for U.S. federal income tax purposes. For so long as this

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Residual Interest Certificate is beneficially owned by one Holder, it is intended that the Trust be treated either as a grantor trust under subpart E of part I of subchapter J of the Internal Revenue Code of 1986, as amended (the “Code”) or as an entity disregarded as separate from such Holder, and that this Residual Interest Certificate be treated as representing an undivided ownership interest in the Trust Estate for U.S. federal income tax purposes. In the event that this Residual Interest Certificate is beneficially owned by more than one Holder, it is intended that the Trust be treated as a partnership for U.S. federal income tax purposes.
          The Holder of this Residual Interest Certificate covenants and agrees that such Holder will not, prior to the date which is one year and one day (or, if longer, the applicable preference period then in effect) after the payment in full of each Class A Note and this Residual Interest Certificate, institute against the Trust or the Trust Estate, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Class A Note (or Class A Notes, if there is more than one Class A Note), this Residual Interest Certificate, the Trust Agreement or any of the other Transaction Documents.
          Reference is hereby made to the further provisions of this Residual Interest Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
          Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee or the Registrar, by manual signature, this Residual Interest Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Receivables Purchase Agreement or be valid for any purpose.
          THIS RESIDUAL INTEREST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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          IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Residual Interest Certificate to be duly executed.

STRUCTURED SETTLEMENT TRUST 2011-A
By:
WILMINGTON TRUST COMPANY, as Trustee under the Trust Agreement and not in its individual capacity

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION
          This is the Residual Interest Certificate of Structured Settlement Trust 2011-A referred to in the within-mentioned Trust Agreement.

WILMINGTON TRUST COMPANY, solely as Trustee under the Trust Agreement and not in its individual capacity
By:
Authorized Signatory
or

WILMINGTON TRUST COMPANY, as Registrar
By:
Authorized Signatory

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[REVERSE OF RESIDUAL INTEREST CERTIFICATE]
          This Residual Interest Certificate does not represent an obligation of, or an interest in, the Trust Depositor, the Servicer, the Trustee or any affiliates of any of them and no recourse may be had by the Holder against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the Transaction Documents. In addition, this Residual Interest Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Assets (and certain other amounts), all as more specifically set forth herein and in the Transaction Documents. A copy of each of the Transaction Documents may be examined by any Holder upon written request during normal business hours at the principal office of the Trust Depositor and at such other places, if any, designated by the Trust Depositor.
          The Trust Agreement permits, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Trust Depositor and the rights of the Holders under the Trust Agreement at any time, by the Trust Depositor and the Trustee with the consent of the Holder of the Class A Note (or the Holders of the Class A Notes, if there is more than one Class A Note) and the Holder of this Residual Interest Certificate. Any such consent by the Holder of this Residual Interest Certificate shall be conclusive and binding on such holder and on all future holders of this Residual Interest Certificate (provided that the transfer to such future Holder is approved by the Controlling Noteholder as provided in the Trust Agreement) and of any Residual Interest Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Residual Interest Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holder of this Residual Interest Certificate.
          As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Residual Interest Certificate (provided that any transfer to a new Holder is approved by the Controlling Noteholder as provided in the Trust Agreement) is registerable in the Register upon surrender by the Holder of this Residual Interest Certificate for registration of transfer at the offices or agencies of the Registrar, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon a new Residual Interest Certificate evidencing the same interest in the Trust will be issued to the designated transferee. The initial Registrar appointed under the Trust Agreement is Wilmington Trust Company.
          This Residual Interest Certificate is issuable only as a registered Residual Interest Certificate, without a coupon. As provided in the Trust Agreement and subject to certain limitations therein set forth, this Residual Interest Certificate is exchangeable for a new Residual Interest Certificate, if requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange (provided that any transfer to a new Holder is approved by the Controlling Noteholder as provided in the Trust Agreement), but the Trustee or the Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

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          The Trustee, the Registrar and any agent of the Trustee or the Registrar may treat the Person in whose name this Residual Interest Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Registrar or any such agent shall be affected by any notice to the contrary.
          This Residual Interest Certificate may not be acquired directly or indirectly by, or held by or with plan assets of any employee benefit plans, retirement arrangements, individual retirement accounts or Keogh plans subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended. By accepting and holding this Residual Interest Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not any of the foregoing entities.
          This Residual Interest Certificate may not be transferred to any person who is not a U.S. Person, as such term is defined in Section 7701(a)(30) of the Internal Revenue Code, as amended.
          Each purchaser of this Residual Interest Certificate shall be required, prior to purchasing such Residual Interest Certificate (and provided that such purchase has been approved by the Controlling Noteholder as provided in the Trust Agreement), to execute the Purchaser’s Representation and Warranty Letter in the form attached to the Trust Agreement as Exhibit C.
          The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon (i) the payment to Holders of all amounts required to be paid to them pursuant to the Trust Agreement and the Receivables Purchase Agreement and the disposition of all property held as part of the Trust and (ii) the written consent of the remaining Holders.

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ASSIGNMENT
          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Residual Interest Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Residual Interest Certificate on the books of the Registrar, with full power of substitution in the premises.
Dated:

*
Signature Guaranteed:

*

*	NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Residual Interest Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

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EXHIBIT B
FORM OF CLASS A NOTE
STRUCTURED SETTLEMENT TRUST 2011-A
THIS CLASS A NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A NOTE, AGREES THAT THIS CLASS A NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”) WHO IS A QUALIFIED PURCHASER FOR PURPOSES OF SECTION 3(C)(7) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (A “QUALIFIED PURCHASER”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB WHO IS A QUALIFIED PURCHASER PURCHASING FOR THE ACCOUNT OF A QIB WHO IS A QUALIFIED PURCHASER, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(1)-(3) OR (7) UNDER THE SECURITIES ACT) WHO IS A QUALIFIED PURCHASER PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE TRUST AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT. THE PURCHASE OF THIS CLASS A NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING OR HOLDING THIS CLASS A NOTE OR ANY INTEREST THEREIN ON BEHALF OF OR WITH ANY ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, A “PLAN” DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (AS AMENDED, THE “CODE”) (COLLECTIVELY, A “PLAN”), OR GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW OR REGULATION SUBSTANTIVELY SIMILAR OR OF SIMILAR EFFECT TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAW”); OR (II) IS
Structured Settlement Trust 2011-A
Trust Agreement

A PLAN THAT IS NOT SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND ITS ACQUISITION AND HOLDING OF THIS CLASS A NOTE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW. SUCH REPRESENTATION SHALL BE DEEMED MADE ON EACH DAY FROM THE DATE ON WHICH THE ACQUIRER ACQUIRES ITS INTEREST IN THE CLASS A NOTE THROUGH AND INCLUDING THE DATE ON WHICH THE ACQUIRER DISPOSES OF ITS INTEREST IN THE CLASS A NOTE.
THIS CLASS A NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.
THE PRINCIPAL AMOUNT OF THIS CLASS A NOTE IS SET FORTH ON THE SCHEDULE ATTACHED HERETO. PRINCIPAL (AND INTEREST) ON THIS CLASS A NOTE IS PAYABLE MONTHLY AS SET FORTH IN THE TRUST AGREEMENT.

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REGISTERED OWNER: ____________________

MATURITY DATE: ______________

PRINCIPAL AMOUNT: See Schedule attached hereto

No. A-__	April 12, 2011
CLASS A NOTE
          Structured Settlement Trust 2011-A, a Delaware statutory trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to the REGISTERED OWNER listed above, or its registered assigns, the PRINCIPAL AMOUNT of this Class A Note as specified on the schedule affixed hereto, payable in accordance with the Trust Agreement.
          The Issuer was created pursuant to a Trust Agreement, dated as of April 12, 2011 (and as it may be further amended, modified, restated, waived, substituted or supplemented from time to time in accordance with its terms, the “Trust Agreement”), between Contingent Settlements I, LLC, as trust depositor (the “Trust Depositor”) and Wilmington Trust Company, as Trustee of the Trust (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth below and a Certificate of Trust filed with the Secretary of State of the State of Delaware on April 12, 2011. To the extent not defined herein, capitalized terms used herein have the meanings assigned to them in the Trust Agreement.
          (This Class A Note does not represent an interest in or obligation of the Trust Depositor, the Servicer or the Trustee (as such or in its individual capacity) or any of their respective affiliates, except to the extent described below.)
          This Class A Note is a duly authorized issue of Structured Settlement Trust 2011-A (herein called the “Class A Note”) and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Class A Note by virtue of its acceptance hereof assents and by which such holder is bound.
          Under the Trust Agreement, there will be distributed on the seventeenth (17th) day of each month (or if such day is not a Business Day, the next succeeding Business Day) (each, a “Distribution Date”), commencing in June 2011, to the Person in whose name this Class A Note is registered at the close of business on the last Business Day of the month immediately preceding the applicable Distribution Date (the “Record Date”), such distributions as are specified in Section 5.02 of the Trust Agreement. Such distributions will be made as provided in the Trust Agreement by the Trustee by wire transfer or check mailed to the Holder of record in the Register without the presentation or surrender of this Class A Note or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Class A Note will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender by the Holder of this Class A Note at the office or agency maintained for that purpose by the Trustee.

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          Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note.
          Unless the certificate of authentication hereon has been executed by the Trustee (as initial Registrar) whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Trust Agreement referred to on the reverse hereof, or be valid or obligatory for any purpose.
          THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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               IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its responsible officer as of the date set forth above.

STRUCTURED SETTLEMENT TRUST 2011-A
By:
WILMINGTON TRUST COMPANY, solely as Trustee under the Trust Agreement and not in its individual capacity

By:
Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
               This is one of the Class A Notes of Structured Settlement Trust 2011-A designated above and referred to in the within-mentioned Trust Agreement.

By:
WILMINGTON TRUST COMPANY, solely as Trustee under the Trust Agreement and not in its individual capacity

By:
Authorized Signatory

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[REVERSE OF CLASS A NOTE]
          This Class A Note is one of a duly authorized issue of Class A Notes of the Issuer, designated as its Structured Settlement Trust 2011-A Class A Notes. Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Trust Agreement on the Class A Notes or under any certificate or other writing delivered in connection therewith, against any Holder of a Class A Note, any Holder of the Residual Interest Certificate, the Trust Depositor, the Servicer, or the Trustee in its individual capacity.
          As provided in the Trust Agreement, deposits and withdrawals from the Payment Account may be made by the Servicer or the Trustee from time to time for purposes other than distributions to Class A Noteholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Permitted Investments.
          As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Class A Note is registrable in the Register upon surrender of this Class A Note for registration of transfer at the offices or agencies maintained by the Registrar, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Class A Notes evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.
          The Class A Note is issuable only as a registered Class A Note. As provided in the Trust Agreement and subject to certain limitations therein set forth, the Class A Note is exchangeable for a new Class A Note evidencing the same aggregate principal amount, as requested by the Holder surrendering the same.
          No service charge will be made for any such registration of transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
          The Trustee and the Registrar, and any agent of any of the foregoing, may treat the Person in whose name this Class A Note is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.
          This Class A Note may not be acquired directly or indirectly by, or held by or with plan assets of any employee benefit plans, retirement arrangements, individual retirement accounts or Keogh plans subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended. By accepting and holding this Class A Note, the Holder hereof shall be deemed to have represented and warranted that it is not any of the foregoing entities.
          This Class A Note may not be transferred to any person who is not a U.S. Person, as such term is defined in Section 7701(a)(30) of the Internal Revenue Code, as amended.

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     Each purchaser of this Class A Note shall be required, prior to purchasing such Class A Note, to execute the Purchaser’s Representation and Warranty Letter in the form attached to the Trust Agreement as Exhibit C.
     The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon (i) the final distribution by the Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Trust Agreement and the Receivables Purchase Agreement and (ii) the written consent of the Controlling Noteholder.

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SCHEDULE OF CLASS A NOTE PRINCIPAL AMOUNT
REGISTERED OWNER: ____________________
No. A-__
Issue Date: __________________

	Amount of	Amount of	Principal Amount
	decrease	increase	of this Class A
	(Distribution) in	(Advance) in	Note following	Signature of
	Principal Amount	Principal Amount	such	Responsible
Date of	of this Class A	of this Class A	decrease (or	Officer of
Adjustment	Note	Note	increase)	Registrar

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ASSIGNMENT
          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Class A Note, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Class A Note on the books of the Registrar, with full power of substitution in the premises.
Dated:

*
Signature Guaranteed:
*

*	NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Class A Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

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EXHIBIT C
Form of Purchaser’s Representation and Warranty Letter
Structured Settlement Trust 2011-A
c/o Wilmington Trust Company, as Trustee
1100 North Market Street
Wilmington, DE 19890-0001
Attn: Corporate Trust Services, c/o Yvette Howell
Re:    Structured Settlement Trust 2011-A (the “Trust”)
Ladies and Gentlemen:
          In connection with our proposed acquisition of [the Class A Note ][Residual Interest Certificate] [the “Class A Note”)][(the “Residual Interest Certificate”)] issued under the Trust Agreement, dated as of April 12, 2011 (and as further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Agreement”) between Contingent Settlements I, LLC, as Trust Depositor (the “Trust Depositor”), and Wilmington Trust Company, as Trustee, the undersigned (the “Purchaser”) represents, warrants and agrees that:
          1. It is (1) the Trust Depositor or an Affiliate thereof, (2) a Qualified Institutional Buyer (a “QIB”) for purposes of Rule 144A under the Securities Act and is acquiring the [Class A Note] [Residual Interest Certificate] for its own institutional account or for the account of a QIB or (3) an Institutional “Accredited Investor” (within the meaning of Rule 501 (a)(1)-(3) or (7) under the Securities Act) purchasing for investment and not for distribution in violation of the act.
          2. It is not an employee benefit plan, retirement arrangement, individual retirement account or Keogh plan subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended and is not acquiring the [Class A Note] [Residual Interest Certificate] with plan assets of any of the foregoing.
          3. It is a U.S. Person as defined in Section 7701(a)(30) of the Code.
          4. It has such knowledge and experience in evaluating business and financial matters so that it is capable of evaluating the merits and risks of an investment in the [Class A Note] [Residual Interest Certificate]. It understands the full nature and risks of an investment in the [Class A Note] [Residual Interest Certificate] and based upon its present and projected net income and net worth, it believes that it can bear the economic risk of an immediate or future loss of its entire investment in the [Class A Note] [Residual Interest Certificate].
          5. It understands that the [Class A Note] [Residual Interest Certificate] will be offered in a transaction not involving any public offering within the meaning of the Securities

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Act, and that, if in the future it decides to resell, pledge or otherwise transfer any [Class A Note] [Residual Interest Certificate], such [Class A Note] [Residual Interest Certificate] may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is a QIB/QP that purchases for its own account or for the account of another QIB/QP or (b) pursuant to an effective registration statement under the Securities Act.
     6. It understands that each Class A Note and Residual Interest Certificate will bear legends substantially to the following effect:
THIS [CLASS A NOTE][RESIDUAL INTEREST CERTIFICATE] HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS [CLASS A NOTE][RESIDUAL INTEREST CERTIFICATE], AGREES THAT THIS [CLASS A NOTE][RESIDUAL INTEREST CERTIFICATE] MAY BE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE ACT AND OTHER APPLICABLE LAW AND ONLY (1) PURSUANT TO RULE 144A UNDER THE ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”) WHO IS A QUALIFIED PURCHASER FOR PURPOSES OF SECTION 3(C)(7) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (A “QUALIFIED PURCHASER”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB WHO IS A QUALIFIED PURCHASER PURCHASING FOR THE ACCOUNT OF A QIB WHO IS A QUALIFIED PURCHASER, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(1)-(3) OR (7) UNDER THE ACT) WHO IS A QUALIFIED PURCHASER PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE TRUST AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE ACT AND OTHER APPLICABLE LAW OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT. THE PURCHASE OF THIS [CLASS A NOTE][RESIDUAL INTEREST CERTIFICATE] WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING OR HOLDING THIS [CLASS A NOTE][RESIDUAL INTEREST CERTIFICATE] OR ANY INTEREST

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THEREIN ON BEHALF OF OR WITH ANY ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, A “PLAN” DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (AS AMENDED, THE “CODE”) (COLLECTIVELY, A “PLAN”), OR GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW OR REGULATION SUBSTANTIVELY SIMILAR OR OF SIMILAR EFFECT TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAW”); OR (II) IS A PLAN THAT IS NOT SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND ITS ACQUISITION AND HOLDING OF THIS [CLASS A NOTE][RESIDUAL INTEREST CERTIFICATE] WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW. SUCH REPRESENTATION SHALL BE DEEMED MADE ON EACH DAY FROM THE DATE ON WHICH THE ACQUIRER ACQUIRES ITS INTEREST IN THE [CLASS A NOTE][RESIDUAL INTEREST CERTIFICATE] THROUGH AND INCLUDING THE DATE ON WHICH THE ACQUIRER DISPOSES OF ITS INTEREST IN THIS [CLASS A NOTE][RESIDUAL INTEREST CERTIFICATE]. THIS [CLASS A NOTE][RESIDUAL INTEREST CERTIFICATE] IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.
          7. It is acquiring the [Class A Note] [Residual Interest Certificate] for its own account and not with a view to the public offering thereof in violation of the Securities Act (subject, nevertheless, to the understanding that disposition of its property shall at all times be and remain within its control).
          8. It has been furnished with all information regarding the Trust and the [Class A Note] [Residual Interest Certificate] which it has requested from the Trust and the Trust Depositor.
          9. Neither it nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any [Class A Note][Residual Interest Certificate], any interest in any [Class A Note][Residual Interest Certificate] or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any [Class A Note][Residual Interest Certificate], any interest in any [Class A Note][Residual Interest Certificate] or any other similar security from, or otherwise approached or negotiated with respect to any [Class A Note][Residual Interest Certificate], any interest in any [Class A Note][Residual Interest Certificate] or any other similar security with, any person in any manner or made any general solicitation by means of general advertising or in any other manner, which would constitute a distribution of the [Class A Note] [Residual Interest Certificate] under the Securities Act or which would require registration pursuant to the Securities Act nor will it act, nor has it authorized or will authorize any person to act, in such manner with respect to any [Class A Note][Residual Interest Certificate].
          10. It is a Qualified Purchaser (“QP”) for purposes of Section 3(c)(7) of the 1940 Act.

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          11. It either:
                    (1) is not and will not become for U.S. federal income tax purposes a partnership, subchapter S corporation, grantor trust or other pass-through entity or
                    (2) if it is or will become such an entity for U.S. federal income tax purposes, then:
                         a. none of the direct or indirect beneficial owners of any interest in it have or ever will have more than 50% of the value of its interest in it attributable to the interest of it in any [Class A Note][Residual Interest Certificate] or other interest (direct or indirect) in the Trust; and
                         b. it is not and will not be a principal purpose of the arrangement involving the investment of it in any [Class A Note][Residual Interest Certificate] to permit any partnership to satisfy the 100 partner limitation of Treas. Reg. § 1.7704-1(h)(1)(ii);
          12. It is not acquiring and will not sell, transfer, assign, participate, pledge or otherwise dispose of any [Class A Note][Residual Interest Certificate] (or interest therein) or cause any [Class A Note][Residual Interest Certificate] (or interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704(b) of the Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations.
          13. [In the case of a Residual Interest Certificate, it has received from the transferor a copy of the advance written consent of the Controlling Noteholder approving such proposed transfer.]
          14. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

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Dated:____________

Very truly yours,
NAME OF PURCHASER
By:
Name:
Title:

NOTE:	To be executed by an executive officer

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EXHIBIT D
CERTIFICATE OF TRUST OF
STRUCTURED SETTLEMENT TRUST 2011-A
          This Certificate of Trust of STRUCTURED SETTLEMENT TRUST 2011-A (the “Trust”), is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Code, § 3801 et seq.) (the “Act”).
          15. Name. The name of the statutory trust formed hereby is STRUCTURED SETTLEMENT TRUST 2011-A.
          16. Delaware Trustee. The name and business address of a trustee of the Trust having its principal place of business in the State of Delaware are Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, c/o Yvette Howell.
          17. Effective Date. This Certificate of Trust shall be effective upon its filing with the Secretary of State of the State of Delaware.
          IN WITNESS WHEREOF, the undersigned, being the only trustee of the Trust, has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as trustee of the Trust
By:
Name:
Title:

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